                                                                   EXHIBIT 10.11

================================================================================

                              AMENDED AND RESTATED

                    LETTER OF CREDIT REIMBURSEMENT AGREEMENT

                            dated as of April 3, 2001

                                      among

                                   MAX RE LTD.

                                as the Borrower,

                         VARIOUS FINANCIAL INSTITUTIONS,

                                 as the Lenders,

                               FLEET NATIONAL BANK

                                       and

                                  CITIBANK, NA

                                  as Co-Agents,

                                       and

                     BANK OF AMERICA, NATIONAL ASSOCIATION,

                  as Fronting Bank and as Administrative Agent,
                      and LC Administrator for the Lenders


================================================================================

                                TABLE OF CONTENTS
                                -----------------

ARTICLE I.  DEFINITIONS......................................................2
            SECTION 1.1  Definitions.........................................2
            SECTION 1.2  Other Interpretive Provisions......................17
            SECTION 1.3  Accounting Principles..............................17

ARTICLE II.  AMOUNT AND TERMS OF COMMITMENT.................................18
            SECTION 2.1  Letter of Credit Commitment........................18
            SECTION 2.2  Issuance, Amendment and Renewal of Letters of
                                 Credit.....................................19
            SECTION 2.3  Drawings and Reimbursements........................21
            SECTION 2.4  Repayment of LC Advances...........................23
            SECTION 2.5  Role of the Lenders................................24
            SECTION 2.6  Obligations Absolute...............................25
            SECTION 2.7  Existing Letters of Credit.........................26
            SECTION 2.8  Applicability of ISP98.............................26
            SECTION 2.9  Interest...........................................26
            SECTION 2.10 Payments by the Borrower...........................27
            SECTION 2.11 Warranty...........................................27
            SECTION 2.12 Termination or Reduction of Commitments............27
            SECTION 2.13 Mandatory Reduction/Cash Collateralization of
                                 Letters of Credit..........................28
            SECTION 2.14 Fees...............................................28
            SECTION 2.15 Computation of Fees and Interest...................30
            SECTION 2.16 Sharing of Payments, Etc...........................30
            SECTION 2.17 Commitment Termination Date Extension..............30
            SECTION 2.18 Optional Increase in LC Commitments................32

ARTICLE III.  TAXES, YIELD PROTECTION AND ILLEGALITY........................33
            SECTION 3.1  Taxes..............................................33
            SECTION 3.2  Illegality.........................................34
            SECTION 3.3  Increased Costs and Reduction of Return............35
            SECTION 3.4  Certificates of Lenders............................35
            SECTION 3.5  Substitution of Lenders............................36
            SECTION 3.6  Survival...........................................36

ARTICLE IV.  REPRESENTATIONS AND WARRANTIES.................................36
            SECTION 4.1  Due Organization, Authorization, etc...............36
            SECTION 4.2  Litigation and Contingent Liabilities..............37
            SECTION 4.3  Employee Benefit Plans.............................37
            SECTION 4.4  Regulated Entities.................................37
            SECTION 4.5  Regulations U and X................................37
            SECTION 4.6  Proceeds...........................................37
            SECTION 4.7  Business Locations.................................37
            SECTION 4.8  Accuracy of Information............................38
            SECTION 4.9  Subsidiaries.......................................38
            SECTION 4.10 Insurance Licenses.................................38
            SECTION 4.11 Taxes..............................................38
            SECTION 4.12 Securities Laws....................................39
            SECTION 4.13 Compliance with Laws...............................39
            SECTION 4.14 Financial Condition................................39

ARTICLE V.  AFFIRMATIVE COVENANTS...........................................39
            SECTION 5.1  Reports, Certificates and Other Information........40
            SECTION 5.2  Corporate Existence; Foreign Qualification.........43
            SECTION 5.3  Books, Records and Inspections.....................43
            SECTION 5.4  Insurance..........................................43
            SECTION 5.5  Taxes and Liabilities..............................44
            SECTION 5.6  Compliance with Laws...............................44
            SECTION 5.7  Maintenance of Permits.............................44
            SECTION 5.8  Conduct of Business................................44
            SECTION 5.9  Use of Letters of Credit...........................44
            SECTION 5.10 Further Assurances.................................44

ARTICLE VI. NEGATIVE COVENANTS..............................................44
            SECTION 6.1  Net Worth.  .......................................44
            SECTION 6.2  Unencumbered Reserve Requirement...................45
            SECTION 6.3  Debt...............................................45
            SECTION 6.5  Other Agreements...................................45
            SECTION 6.6  Transactions with Affiliates.......................45
            SECTION 6.7  Liens..............................................45
            SECTION 6.8  Restrictions On Negative Pledge Agreements.........46
            SECTION 6.9  Dividends, Etc.....................................46
            SECTION 6.10 Eligible Investments.  ............................47

ARTICLE VII. EVENTS OF DEFAULT AND THEIR EFFECT.............................47
            SECTION 7.1  Events of Default..................................47
            SECTION 7.2  Effect of Event of Default.........................49
            SECTION 7.3  LC Collateral Account..............................49

ARTICLE VIII. CONDITIONS....................................................50
            SECTION 8.1  Conditions to Occurrence of the
                                Amendment Effective Date....................50
            SECTION 8.2  Conditions to All Credit Extensions................51

ARTICLE IX.  THE ADMINISTRATIVE AGENT.......................................52
            SECTION 9.1  Appointment and Authorization......................52
            SECTION 9.2  Delegation of Duties...............................52
            SECTION 9.3  Liability of Administrative Agent..................53
            SECTION 9.4  Reliance by Administrative Agent...................53
            SECTION 9.5  Notice of Default..................................54
            SECTION 9.6  Credit Decision....................................54
            SECTION 9.7  Indemnification....................................54
            SECTION 9.8  Administrative Agent in Individual Capacity........55
            SECTION 9.9  Successor Administrative Agent.....................55
            SECTION 9.10 Withholding Tax....................................56

ARTICLE X.  MISCELLANEOUS...................................................57
            SECTION 10.2  Notices...........................................58
            SECTION 10.3  No Waiver; Cumulative Remedies....................59
            SECTION 10.4  Costs and Expenses................................59
            SECTION 10.5  Indemnity.........................................59
            SECTION 10.6  Payments Set Aside................................60
            SECTION 10.7  Successors and Assigns............................60
            SECTION 10.8  Assignments, Participations, etc..................60
            SECTION 10.9  Confidentiality...................................62
            SECTION 10.10 Set-off...........................................62
            SECTION 10.11 Notification of Addresses, Lending Offices, Etc...63
            SECTION 10.12 Counterparts......................................63
            SECTION 10.13 Severability......................................63
            SECTION 10.14 No Third Parties Benefitted.......................63
            SECTION 10.15 Governing Law and Jurisdiction....................63
            SECTION 10.16 Waiver of Jury Trial..............................64
            SECTION 10.17 Currency Indemnity................................64
            SECTION 10.18 Service of Process................................65
            SECTION 10.19 Entire Agreement..................................65

                             SCHEDULES AND EXHIBITS


SCHEDULE 1.1         Concentration Limits
SCHEDULE 2.1         Commitments
SCHEDULE 4.1         Jurisdictions
SCHEDULE 4.2         Litigation
SCHEDULE 4.7         Locations
SCHEDULE 4.9         Subsidiaries
SCHEDULE 4.10        Insurance Licenses
SCHEDULE 6.7         Liens
SCHEDULE 10.2        Addresses

EXHIBIT A            Form of Compliance Certificate
EXHIBIT B            Form of Borrowing Base Certificate
EXHIBIT C            Form of Assignment and Acceptance
EXHIBIT D            Form of Security Agreement
EXHIBIT E            Form of Letter of Credit
EXHIBIT F            Form of Commitment Increase Request

                              AMENDED AND RESTATED
                    LETTER OF CREDIT REIMBURSEMENT AGREEMENT


          THIS AMENDED AND RESTATED LETTER OF CREDIT REIMBURSEMENT AGREEMENT, dated as of April 3, 2001, is entered into by and among Max Re Ltd., a Bermuda company (the "Borrower"), various financial institutions which are parties hereto (the "Lenders"), Bank of America, National Association, as fronting bank (in such capacity, the "Fronting Bank"), Bank of America, National Association, as letter of credit administrator (in such capacity, the "LC Administrator") and Bank of America, National Association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Borrower, Bank of America, National Association, as LC Issuer and Administrative Agent, and various financial institutions party thereto (the "Original Lenders") entered into that certain Letter of Credit Reimbursement Agreement dated as of February 25, 2000 (as amended or modified at and in effect immediately prior to the Amendment Effective Date, the "Existing Credit Agreement") whereby Bank of America, National Association issued (and the Original Lenders participated in) letters of credit to counterparties to support the Borrower's obligations under Reinsurance Agreements;

          WHEREAS, the Borrower has requested the Lenders to amend and restate the Existing Credit Agreement on the terms and conditions set forth in this Agreement, to set forth, among other things, the terms and conditions under which the Lenders hereafter will make credit extensions to the Borrower; it being the intention of the Borrower, the Lenders, the Administrative Agent and the LC Administrator that this Agreement and the Credit Documents executed in connection herewith shall not effect the novation of the obligations of the Borrower under the Existing Credit Agreement but be merely a restatement and, where applicable, an amendment of and substitution for the terms governing such obligations hereafter; and

          WHEREAS, the Credit Extensions outstanding immediately prior to the Amendment Effective Date pursuant to the Existing Credit Agreement shall deem to be issued and outstanding hereunder for all purposes hereof and of the Credit Documents after giving effect to the Amendment Effective Date;

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

SECTION 1.1    Definitions.  When used herein the following terms shall have the
               -----------
following meanings:

          ABS means any fixed-income instrument which is rated AAA/Aaa by S&P or
          ---
Moody's or the equivalent rating from another nationally recognized rating agency that entitles the holder of, or beneficial owner under, the instrument to the whole or any part of the rights or entitlements of a holder of a receivable or other asset and any other rights or entitlements in respect of a pool of receivables or other assets or any money payable by obligors under those receivables or other assets (whether or not the money is payable to the holder of, or beneficial owner under, the instrument on the same terms and conditions as under the receivables or other assets) in relation to receivables or other assets; provided however, such receivables or assets shall be limited to automobile loans, credit card receivables and home equity loans and such other ABS assets as may be acceptable to the Administrative Agent.

          Administrative Agent means (a) BofA, in its capacity as administrative
          --------------------
agent for the Lenders, and (b) each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.9.

          Adjusted  Fair  Market  Value  means,  with  respect  to any  Eligible
          -----------------------------
Investments, an amount equal to the product of the Fair Market Value of such Eligible Investments and the applicable percentage with respect to such Eligible Investment as set forth on Schedule 1.2.

          Affiliate  of any Person  means any other  Person  which,  directly or
          ---------
indirectly, controls or is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be:

          (a) "controlled by" any other Person if such other Person possesses, directly or indirectly, power:

               (i) to vote 20% or more of the securities having at the time of any determination hereunder voting power for the election of directors of such Person; or

               (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; or

          (b) "controlled by" or "under common control with" such other Person if such other Person is the executor, administrator, or other personal representative of such Person.

          Agent-Related  Persons  means the Fronting  Bank,  the  Administrative
          ----------------------
Agent, the LC Administrator (and any successor administrative agent or letter of credit administrator arising under Section 9.9), together with its Affiliates,
                                     -----------
and the officers, directors, employees, agents and attorneys-in-fact of such Person and Affiliates.

          Agent's  Payment  Office  means the address for  payments set forth on
          ------------------------
Schedule 10.2 in relation to the Administrative  Agent, or such other address as
-------------
the Administrative Agent may from time to time specify.

          Agreement   means  this   Amended  and   Restated   Letter  of  Credit
          ---------
Reimbursement Agreement.

          Amendment  Effective  Date  means  the  date on which  the  conditions
          --------------------------
precedent for the effectiveness of this Agreement specified in Section 8.1 shall
                                                               -----------
be met.

          Annual  Statement  means,  as to  any  Person,  the  annual  financial
          -----------------
statement of such Person as required to be filed with the Minister (or similar Governmental Authority) of such Person's domicile, together with all exhibits or schedules filed therewith, prepared in conformity with SAP.

          Assignee is defined in Section 10.8(a).
          --------

          Assignment and Acceptance is defined in Section 10.8(a).
          -------------------------

          Attorney  Costs means and includes all fees and  disbursements  of any
          ---------------
law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

          Authorized  Officers  means  those  officers  of  the  Borrower  whose
          --------------------
signatures and incumbency shall have been certified to the Administrative Agent pursuant to Section 8.1(d).
            --------------

          Base Rate means, for any day, the higher of: (a) 0.50% per annum above
          ---------
the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          Beneficiary means each Person for whose benefit a Letter of Credit has
          -----------
been issued hereunder.

          BofA means Bank of America,  National Association,  a national banking
          ----
association.

          Borrower is defined in the Preamble.
          --------

          Borrowing Base  Certificate  means a certificate  substantially in the
          ---------------------------
form of Exhibit B with such changes therein as the Administrative Agent may request from time to time.

          Business Day means any day other than a Saturday,  Sunday or other day
          ------------
on which commercial banks in New York City, Chicago, or Hamilton, Bermuda are authorized or required by law to close.

          Capital Adequacy Regulation means any guideline,  request or directive
          ---------------------------
of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

          Capital Stock means, as to any Person, any and all shares,  interests,
          -------------
partnership interest, participations, rights in or other equivalents (however designated) of such Person's equity interest (however designated).

          Capitalized  Lease  means,  as to any  Person,  any lease  which is or
          ------------------
should be capitalized on the balance sheet in accordance with GAAP, together with any other lease which is in substance a financing lease, including, without limitation, any lease under which (a) such Person has or will have an option to purchase the property subject thereto at a nominal amount or an amount less than a reasonable estimate of the fair market value of such property as of the date the lease is entered into or (b) the term of the lease approximates or exceeds the expected useful life of the property leased thereunder.

          Cash shall mean Dollars held by the Borrower in the Custody Account.
          ----

          Cash Equivalents means, at any time:
          ----------------

          (a) Government Debt, maturing not more than one year after such time;

          (b) commercial paper, maturing not more than one year from the date of issue, which is issued by

               (i) a corporation (except an Affiliate of the Borrower) rated at least A-1 by S&P or P-1 by Moody's or the equivalent rating from another nationally recognized agency, or

               (ii) any Lender (or its holding company);

          (c) any certificate of deposit or bankers' acceptance or eurodollar time deposit, maturing not more than one year after the date of issue, which is issued by either

               (i) a financial institution which is rated at least BBB- by S&P or Baa3 by Moody's or 2 or above by the National Association of Insurance Commissioners, or

               (ii) any Lender; or

          (d) any repurchase agreement with a term of one year or less which

               (i) is entered into with

                    (A) any Lender, or

                    (B) any other commercial banking  institution of the stature referred to in clause (c)(i), and
                              -------------

               (ii) is secured by a fully perfected Lien in any obligation of the type described in any of clauses (a) through (c) that has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder;

          (e) investments in money market funds that invest solely in Cash Equivalents described in clauses (a) through (d); and
                              -----------         ---

          (f) investments in short-term asset management accounts offered by any Lender for the purpose of investing in loans to any corporation (other than an Affiliate of the Borrower) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-1 by S&P or P-1 by Moody's.

          Change in Control  shall be deemed to have  occurred  if (a) any sale,
          -----------------
lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of Parent or the Borrower occurs; (b) any "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is or becomes, directly or indirectly, the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of securities of Parent that represent 51% or more of the combined voting power of Parent's then outstanding securities other than Moore Holdings and Capital Z Partners, (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by the Board of Directors or whose nomination by the stockholders of Parent was approved by a vote of the directors of Parent then still in office who are either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of Parent's Board of Directors then in office; or (d) Parent ceases to own, directly or indirectly, 100% of the Capital Stock of and beneficial interest in the Borrower entitled to vote upon general matters submitted to shareholders including election of the board of directors.

          Code means the  Iternal  Revenue  Code of 1986,  as  amended  and any
          ----
successor statute of similar import, together with the regulations thereunder, as amended, reformed or otherwise modified and in effect from time to time. References to sections of the Code shall be construed to also refer to successor sections.

          Collateral  means all  property  and assets that are from time to time
          ----------
subject to the Security Agreement.

          Commitment   means  the  Tranche  A  Commitments  and  the  Tranche  B
          ----------
Commitments.

          Commitment  Termination  Date means the earliest to occur of (a) April
          -----------------------------
5, 2002 as such date may be extended pursuant to Section 2.17 or (b) the date on which any Commitment Termination Event occurs.

          Commitment  Termination  Event means (a) the  occurrence  of a Default
          ------------------------------
described in Section 7.1(e) or (b) the  occurrence and  continuance of any other
             --------------
Event of Default and either (i) the Obligations are declared to be due and payable pursuant to Section 7.2, or (ii) in the absence of such declaration, the Administrative Agent, acting at the direction of the Required Lenders, gives notice to the Borrower that the Commitments have been terminated.

          Compliance  Certificate means a certificate  substantially in the form
          -----------------------
of Exhibit A but with such changes as the Administrative Agent may from time to time request for purposes of monitoring the Borrower's compliance herewith.

          Concentration  Limits  means  the  limitations  on  issuers  and other
          ---------------------
investment parameters set forth on Schedule 1.1.
                                   ------------

          Contingent  Liability means any agreement,  undertaking or arrangement
          ---------------------
by which any Person (outside the ordinary course of business) guarantees, endorses, acts as surety for or otherwise becomes or is contingently liable for (by direct or indirect agreement, contingent or otherwise, to provide funds for payment by, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Debt, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or for the payment of dividends or other distributions upon the shares of any other Person or undertakes or agrees (contingently or otherwise) to purchase, repurchase, or otherwise acquire or become responsible for any Debt, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition of any other Person, or to make payment or transfer property to any other Person other than for fair value received; provided, however, that obligations of the Borrower and its Subsidiaries under Reinsurance Agreements which are entered into in the ordinary course of business shall not be deemed to be Contingent Liabilities for the purposes of this Agreement. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum permitted principal amount, if larger) of the Debt, obligation or other liability guaranteed or supported thereby.

          Contractual  Obligation means, relative to any Person, any obligation,
          -----------------------
commitment or undertaking under any agreement or other instrument to which such Person is a party or by which it or any of its property is bound or subject.

          Corporate/Municipal Securities means publicly traded securities (other
          ------------------------------
than preferred stock) issued by a corporation organized in the United States or by any state or municipality located in the United States.

          Credit  Documents means this Agreement,  each LC Application,  each LC
          -----------------
Amendment Application, the Security Agreement and all other agreements, instruments, certificates, documents, schedules or other written indicia delivered by the Borrower in connection with any of the foregoing.

          Credit  Extension  means the  issuance  of any Letter of Credit or the
          -----------------
amendment or extension of the stated expiry date of any existing Letter of Credit.

          Custody  Account means account no.  MRLF0010302 at Mellon Bank N.A. as
          ----------------
to which Mellon Bank N.A. and the Administrative Agent have entered into that certain Control Agreement dated as of February 25, 2000.

          Debt  means,  with  respect  to  any  Person,  at  any  date,  without
          ----
duplication, (a) all obligations of such Person for borrowed money or in respect of loans or advances; (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) all obligations in respect of letters of credit which have been drawn but not reimbursed by the Person for whose account such letter of credit was issued, and bankers' acceptances issued for the account of such Person; (d) all obligations in respect of Capitalized Leases of such Person; (e) all net Hedging Obligations of such Person; (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services; (g) Debt of such Person secured by a Lien on property owned or being purchased by such Person (including Debt arising under conditional sales or other title retention agreements) whether or not such Debt is limited in recourse; (h) any Debt of another Person secured by a Lien on any assets of such first Person, whether or not such Debt is assumed by such first Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such Debt, the amount of the Debt of such person in connection therewith shall be limited to the lesser of the face amount of such Debt and the fair market value of all property of such Person securing such Debt); (i) any Debt of a partnership in which such Person is a general partner unless such Debt is nonrecourse to such Person; and (j) all Contingent Liabilities of such Person whether or not in connection with the foregoing; provided that, notwithstanding anything to contrary contained herein, Debt shall not include (x) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business or, (y) unsecured current liabilities incurred in the ordinary course of business and paid within 90 days after the due date (unless contested diligently in good faith by appropriate proceedings and, if requested by the Administrative Agent, reserved against in conformity with GAAP) other than liabilities that are for money borrowed or are evidenced by bonds, debentures, notes or other similar instruments (except as described in clause (x) above) or (z) any obligations of such Person under any Reinsurance Agreement.

          Default means any condition or event,  which, after notice or lapse of
          -------
time or both, would constitute an Event of Default.

          Department is defined in Section 4.2.
          ----------               -----------

          Dollar(s)  and the sign "$" means lawful money of the United States of
          ---------                -
America.

          Drawing Request is defined in Section 2.3(a).
          ---------------               --------------

          Drawing Request Date is defined in Section 2.3(a).
          --------------------               --------------

          Eligible Assignee means a Person who is(a) a commercial bank organized
          -----------------
under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $250,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least
$250,000,000, provided that such bank is acting through a branch or agency located in the United States; (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary; or (d) mutual funds, pension funds and other institutional investors (except an Affiliate of the Borrower) regularly engaged in the making of commercial loans.

          Eligible  Investments means Cash, Cash  Equivalents,  MBS Investments,
          ---------------------
ABSs, Corporate/Municipal Securities, Government Securities and G7 Securities which (a) have the required rating as set forth on Schedule 1.2, (b) are capable
                                                   ------------
of being marked to market on a daily basis and (c) are held in the Custody Account.

          Equity Proceeds means the proceeds of any issuance or sale of stock of
          ---------------
the  Borrower  net  of  attorneys'  fees,   accountants'   fees  and  brokerage,
consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

          ERISA means the Employee  Retirement  Income  Security Act of 1974, as
          -----
amended, and any successor statute of similar import, together with the regulations promulgated thereunder and under the Code, in each case as in effect from time to time. References to sections of ERISA also refer to successor sections.

          Event of Default means any of the events described in Section 7.1.
          ----------------

          Executive  Officer means, as to any Person,  the president,  the chief
          ------------------
financial officer or the chief executive officer.

          Fair Market Value shall mean (a) with  respect to any  publicly-traded
          -----------------
security (other than those set forth in clause (b)) the closing price for such security on the largest exchange on which such security is traded (or if not traded on an exchange, then the average of the closing bid and ask prices quoted over-the-counter) on the date of the determination (as such prices are reported in The Wall Street Journal (Midwest Edition) or if not so reported, in any nationally recognized financial journal or newspaper), (b) with respect to Cash and Cash Equivalents, the amounts thereof, (c) with respect to any Private Fund Investment, on any date of calculation, the amount that would be received with respect thereto if the entire amount of the applicable capital or other similar account relating thereto were withdrawn on such date (regardless of whether a contractual right exists to make any withdrawal on such date) and (d) with respect to any Investment (other than those set forth in clauses (a), (b) and (c)), the price for such Investment on the date of calculation obtained from a generally recognized source approved by the Administrative Agent or the most recent bid quotation from such approved source (or, if no generally recognized source exists as to a particular Investment, any other source specified by the Borrower to which the Administrative Agent does not reasonably object).

          Federal  Funds  Rate  means,  for any day,  the rate set  forth in the
          --------------------
weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

          Fee Letter is defined in Section 2.14.
          ----------

          Final  Maturity  Date means the first  anniversary  of the  Commitment
          ---------------------
Termination  Date set forth in clause (a) of the definition  thereof as extended
                               ----------
from time to time pursuant to Section 2.17.
                              ------------

          Fiscal Quarter means any quarter of a Fiscal Year.
          --------------

          Fiscal  Year means any period of twelve  consecutive  calendar  months
          ------------
ending on the last day of December.

          FRB means the Board of Governors of the Federal  Reserve  System,  and
          ---
any Governmental Authority succeeding to any of its principal functions.

          Fronting  Bank means BofA in its  capacity  as an issuer of Letters of
          --------------
Credit in which the Lenders have a Risk Participation.

          G7 Government Securities means any evidence of Debt, maturing not more
          ------------------------
than five years after such time, issued or guaranteed by any country which is a member of the G7 other than the United States.

          GAAP means  generally  accepted  accounting  principles set forth from
          ----
time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

          Governmental  Authority  means any nation or government,  any state or
          -----------------------
other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          Government  Debt means  evidence of Debt issued or  guaranteed  by the
          ----------------
United States Government or any agency thereof.

          Hedging  Obligations  means,  with  respect  to any  Person,  the  net
          --------------------
liability  of such  Person  under  any  futures  contract  or  options  contract
(including property catastrophe futures and options), interest rate swap agreements and interest rate collar agreements and all other agreements or arrangements designed to protect such Person against catastrophic events, fluctuations in interest rates or currency exchange rates.

          Indemnified Liabilities is defined in Section 10.5.
          -----------------------

          Indemnified Person is defined in Section 10.5.
          ------------------               ------------

          Insurance   Code  means,   with   respect  to  the  Borrower  and  its
          ----------------
Subsidiaries, the insurance regulation of such Person's domicile and any successor statute of similar import, together with the regulations thereunder, as amended or otherwise modified and in effect from time to time. References to sections of the Insurance Code shall be construed to also refer to successor sections.

          Insurance Policies means policies  purchased from insurance  companies
          ------------------
by the Borrower or any of its Subsidiaries for its own account to insure against its own liability and property loss (including, without limitation, casualty, liability and workers' compensation insurance).

          Investment  means,  as to any Person,  any  investment  of any Person,
          ----------
whether by means of security purchase, capital contribution, loan, time deposit or otherwise, and shall include without limitation Cash and Cash Equivalents.

          Investment Grade Assets means Cash  Equivalents,  Government Debt, MBS
          -----------------------
Investments, ABSs, Corporate/Municipal Securities and G7 Securities which are rated at least BBB- by S&P or Baa3 by Moody's.

          IRS means the U.S.  Internal  Revenue  Service,  and any  Governmental
          ---
Authority succeeding to any of its principal functions under the Code.

          Issue means,  with respect to any Letter of Credit, to issue, to amend
          -----
or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued", "Issuing" and "Issuance" have corresponding meanings.

          Issuer  means,  with  respect to any  Letter of Credit,  the Person or
          ------
Persons who have issued such Letter of Credit.

          LC Administrator  means BofA's Letter of Credit Operations  located at
          ----------------
231 South LaSalle Street, Chicago, Illinois 60697, as letter of credit administrator for the Lenders, together with any replacement LC Administrator arising under Section 9.9.

          LC Advance  means each Lender's  participation  in any LC Borrowing in
          ----------
accordance with its Percentage.

          LC Advance Date is defined in Section 2.3(c).
          ---------------               --------------

          LC Amendment Application means an application form for amendment of an
          ------------------------
outstanding letter of credit as shall at any time be in use by the LC Administrator.

          LC Application  means an application form for issuances of a letter of
          --------------
credit as shall at any time be in use by the LC Administrator.

          LC Borrowing  means an extension  of credit  resulting  from a drawing
          ------------
under any Letter of Credit (and, with respect to the Existing Letters of Credit, each Lender's participation interest therein) which shall not have been reimbursed by the Borrower on the date when made.

          LC Collateral Account is defined in Section 2.13.
          ---------------------               ------------

          LC Obligations  means, at any time, the sum, without  duplication,  of
          --------------
the Tranche A LC Obligations and the Tranche B LC Obligations.

          LC Related Documents means the Letters of Credit,  the LC Applications
          --------------------
and any other document relating to any Letter of Credit, including any of the LC Administrator's standard form documents for Letter of Credit issuances or amendments.

          Lenders is defined in the Preamble.
          -------                   --------

          Lending Office means, as to any Lender,  the office or offices of such
          --------------
Lender  specified as its "Lending Office" on Schedule 10.2, or such other office
                                             -------------
or offices as such Lender may from time to time notify the Borrower and the Administrative Agent.

          Letter of Credit  means a standby  letter of credit  having  terms and
          ----------------
provisions which are permitted by this Agreement and which otherwise are reasonably satisfactory to the LC Administrator issued pursuant to Section 2.2.
                                                                   -----------

          License(s) is defined in Section 4.10.
          ----------               ------------

          Lien means, when used with respect to any Person,  any interest in any
          ----
real or personal property, asset or other right held, owned or being purchased or acquired by such Person for its own use, consumption or enjoyment which secures payment or performance of any obligation and shall include any mortgage, lien, pledge, encumbrance, charge, retained title of a conditional vendor or lessor, or other security agreement, mortgage, deed of trust, chattel mortgage, assignment, pledge, retention of title, financing or similar statement or notice, or other encumbrance arising as a matter of law, judicial process or otherwise.

          Margin  Stock  means  "margin  stock"  as  such  term  is  defined  in
          -------------
Regulation U or X of the FRB.

          Material  Adverse Effect means,  the occurrence of an event (including
          ------------------------
any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), which has or could reasonably be expected to have a materially adverse effect on:

          (a) the assets, business, financial condition, operation or prospects of the Borrower; or

          (b) the ability of the Borrower to perform any of its payment or other material obligations under any of the Credit Documents; or

          (c) the legality, validity, binding effect or enforceability against the Borrower of any Credit Document that by its terms purports to bind the Borrower.

          MBS (Agency Pass-Throughs) means any instrument, issued by the Federal
          --------------------------
National Mortgage Association, the Government National Mortgage Association or the Federal Home Loan Mortgage Corporation, that entitles the holder of, or beneficial owner under, the instrument to the whole or any part of the rights or entitlements of a mortgagee and any other rights or entitlements in respect of a pool of mortgages or any money payable by mortgagors under those mortgages in relation to real estate mortgages, and the money payable to the holder of, or beneficiary owner under, the instrument is based on actual or scheduled payments on the underlying mortgages.

          MBS (Agency CMOs) means  collateralized  mortgage  obligations or real
          -----------------
estate mortgage investment conduit pass through securities, in any case issued by the Federal National Mortgage Association, the Government National Mortgage Association or the Federal Home Loan Mortgage Corporation.

          MBS  Investments  means MBS (Agency  CMOs) and MBS  (Non-Agency  CMOs)
          ----------------
which constitute TACs, PACs and Sequentials (as such terms are defined by Bloomberg Inc.) and shall not include Support Tranches (as such term is defined by Bloomberg Inc.) and MBS (Agency Pass-Throughs). The weighted average duration of such MBS Investments shall be less than or equal to seven years. The maximum weighted average life of any single MBS Investment shall not exceed 12 years. To the extent MBS Investments included within Eligible Investments violate the restrictions set forth herein, the Fair Market Value of such MBS Investments shall be excluded from the Borrowing Base; provided, however, that only those MBS Investments having the lowest aggregate Fair Market Value whose exclusions will result in compliance shall be excluded from the Borrowing Base.

          MBS  (Non-Agency  CMOs)  means   collateralized   commercial  mortgage
          -----------------------
obligations or commercial real estate mortgage investment conduit pass through securities, not issued by the Federal National Mortgage Association, the Government National Mortgage Association or the Federal Home Loan Mortgage Corporation.

          Minister   means  the  Minister  of  Finance  of  Bermuda  or  similar
          --------
Governmental Authority in the applicable jurisdiction.

          Moody's means Moody's Investors Service, Inc.
          -------

          Net Worth means,  for any Person,  shareholders  equity  calculated in
          ---------
accordance with GAAP.

          Obligations  means all  obligations and liabilities of the Borrower to
          -----------
the Administrative Agent, the LC Administrator, the Fronting Bank or any of the Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, recourse or nonrecourse or now or hereafter existing or due or to become due, whether for LC Advances, interest, fees, expenses, claims, indemnities or otherwise, under or in connection with this Agreement, or any other Credit Document.

          Ordinary Course Litigation is defined in Section 4.4.
          --------------------------               -----------

          Organization Documents means, for any corporation,  the certificate or
          ----------------------
articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

          Other Taxes means any present or future stamp or documentary  taxes or
          -----------
any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Credit Documents.

          Parent means MaxRe  Capital  Ltd., a Bermuda  company  (f/k/a  Maximus
          ------
Capital Holdings, Ltd.).

          Participants is defined in Section 10.8(d).
          ------------               ---------------


          PBGC means the  Pension  Benefit  Guaranty  Corporation  or any entity
          ----
succeeding to any or all of its functions.

          Percentage  means  as to  any  Lender  at  any  time,  the  percentage
          ----------
equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Lender's Commitment divided by the combined Commitments of all Lenders.

          Person  means any  natural  person,  corporation,  partnership,  firm,
          ------
trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

          Plan means any "employee  pension  benefit plan" or "employee  welfare
          ----
benefit plan" as such terms are defined in ERISA, and as to which the Borrower has or may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA for any time within the preceding five years or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

          Private  Investment  Fund means any  Person  who (a) is an  investment
          -------------------------
vehicle which is not required to be registered as an investment company under the Investment Company Act of 1940, (b) permits equity withdrawals not less frequently than quarterly, (c) has Moore Capital Management Inc. as either its manager or investment advisor, (d) not less than 85% of such Person's investments are capable of being marked to market daily and (e) are held in a Custody Account.

          Purchase  Money  Debt  means and  includes  (a) Debt  (other  than the
          ---------------------
Obligations) for the payment of all or any part of the purchase price of any fixed assets, (b) any Debt (other than the Obligations) incurred at the time of or within ten (10) days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and
(c) any renewals, extensions, or refinancings thereof, but not any increases in the principal amounts thereof outstanding at such time, but excluding, for purposes of this definition, any such Debt constituting a Capitalized Lease.

          Purchase  Money  Lien  means a Lien upon fixed  assets  which  secures
          ---------------------
Purchase Money Debt, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Debt secured by such Lien.

          Reinsurance   Agreements  means  any  agreement,   contract,   treaty,
          ------------------------
certificate or other arrangement whereby the Borrower or any of its Subsidiaries agrees to assume from or reinsure another insurer or reinsurer all or part of the liability of such insurer or reinsurer under a policy or policies of insurance issued by such insurer or reinsurer.

          Required Lenders means, at any time,  Lenders then having at least 60%
          ----------------
of the aggregate amount of the Commitments or, if the Commitments have been terminated, Lenders then holding at least 60% of the then aggregate outstanding Credit Extensions.

          Requirement of Law for any Person means the Organization  Documents of
          ------------------
such Person, and any law, treaty, rule, ordinance or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          Risk Participation is defined in Section 2.5.
          ------------------               -----------

          SAP means the statutory  accounting  practices prescribed or permitted
          ---
by the Minister (or other similar authority) in the Borrower's or such Subsidiary's domicile for the preparation of Annual Statements and other financial reports by insurance corporations of the same type as the Borrower or such Subsidiary as the case may be.

          Security  Agreement means the Security  Agreement dated as of February
          -------------------
25, 2000 between the Borrower and the Administrative Agent, as such Security Agreement may be amended, modified or supplemented from time to time.

          S&P means  Standard  & Poor's  Ratings  Services,  a  division  of The
          ---
McGraw-Hill Companies, Inc.

          Statutory Financial Statements is defined in Section 4.2(a).
          ------------------------------               --------------

          Subsidiary  means a corporation  of which the indicated  Person and/or
          ----------
its other Subsidiaries, individually or in the aggregate, own, directly or indirectly, such number of outstanding shares as have at the time of any determination hereunder more than 50% of the ordinary voting power. Unless otherwise specified, "Subsidiary" shall mean a Subsidiary of the Borrower.

          Taxes  means any and all  present or future  taxes,  levies,  imposts,
          -----
deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Administrative Agent, as the case may be, is organized or maintains a lending office.

          Tranche A Borrowing  Base means,  on any date,  an amount equal to the
          -------------------------
sum of the Adjusted Fair Market Value of all Eligible Investments.

          Tranche A Commitment  means, as to any Lender,  the commitment of such
          --------------------
Lender to issue Tranche A Letters of Credit for the account of the Company pursuant to Section 2.1. The initial amount of the Tranche A Commitment of each
            -----------
Lender is set forth on Schedule 1.1.
                       ------------

          Tranche  A LC  Obligations  means,  at  any  time,  the  sum,  without
          --------------------------
duplication, of (a) the aggregate undrawn stated amount of all outstanding Tranche A Letters of Credit plus (b) the aggregate unpaid amount of all LC Advances with respect to Tranche A Letters of Credit.

          Tranche A Letter of Credit means a Letter of Credit issued pursuant to
          --------------------------
the Tranche A Commitment.

          Tranche B Borrowing Base means,  the sum of (a) 50% of the Fair Market
          ------------------------
Value of all Private Investment Funds plus (b) an amount equal to the difference between the Tranche A Borrowing Base and the Tranche A LC Obligations.

          Tranche B Commitment  means, as to any Lender,  the commitment of such
          --------------------
Lender to issue Tranche B Letters of Credit for the account of the Company pursuant to Section 2.1. The initial amount of the Tranche B Commitment of each
            -----------
Lender is set forth on Schedule 1.1.
                       ------------

          Tranche  B LC  Obligations  means,  at  any  time,  the  sum,  without
          --------------------------
duplication, of (a) the aggregate undrawn stated amount of all outstanding Tranche B Letters of Credit plus (b) the aggregate unpaid amount of all LC Advances with respect to Tranche B Letters of Credit.

          Tranche B Letter of Credit means any Letter of Credit issued under the
          --------------------------
Tranche B Commitment.

          Unencumbered  Asset  Reserve  Requirement  is defined in Section  6.2.
          -----------------------------------------                ------------

          Unencumbered  Assets  means  Investment  Grade  Assets of the Borrower
          --------------------
which are not subject to any Liens.

SECTION 1.2    Other Interpretive Provisions.
               -----------------------------

          (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c) (i)  The  term  "documents"  includes  any  and  all  instruments,
     documents,   agreements,   certificates,   indentures,  notices  and  other
     writings, however evidenced.

               (ii) The term "including" is not limiting and means "including without limitation."

               (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Credit Document, and
     (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement and other Credit Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

          (g) This Agreement and the other Credit Documents are the result of negotiations among and have been reviewed by counsel to the Administrative Agent, the Borrower and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Administrative Agent merely because of the Administrative Agent's or Lenders' involvement in their preparation.

SECTION 1.2    Accounting  Principles.  Unless otherwise  defined or the context
               ----------------------
otherwise requires, all financial and accounting terms used herein or in any of the Credit Documents or any certificate or other document made or delivered pursuant hereto shall be defined in accordance with GAAP or SAP, as the context may require. When used in this Agreement, the term "financial statements" shall include the notes and schedules thereto. In addition, when used herein, the terms "best knowledge of" or "to the best knowledge of" any Person shall mean matters within the actual knowledge of such Person (or an Executive Officer of such Person) or which should have been known by such Person after reasonable inquiry.

                                   ARTICLE II.

                         AMOUNT AND TERMS OF COMMITMENT

SECTION 2.1    Letter of Credit Commitment.
               ---------------------------

          (a) Upon and subject to the terms and conditions hereof, (i) the Fronting Bank hereby agrees to issue Letters of Credit at the request of and for the account of the Borrower from time to time before the Commitment Termination Date and (ii) each Lender hereby agrees to issue Letters of Credit at the request of and for the account of the Borrower from time to time before the Commitment Termination Date in such Lender's Percentage of such aggregate stated amounts of Letters of Credit as the Borrower may from time to time request and to purchase Risk Participations in the obligations of the Fronting Bank under Letters of Credit Issued by the Fronting Bank provided that no Issuer shall be obligated to issue any Letter of Credit if as of the date of issuance of such Letter of Credit (A) in the case of a Tranche A Letter of Credit, the Tranche A LC Obligations outstanding shall exceed the lesser of (x) the combined Tranche A Commitments and (y) the Tranche A Borrowing Base or (B) with respect to any Tranche B Letter of Credit, the aggregate amount of LC Obligations outstanding shall exceed the lesser of (x) the combined Tranche B Commitments and (y) the Tranche B Borrowing Base.

          (b) No Issuer shall be under any obligation to Issue any Letter of Credit if:

               (i) such issuance would be prohibited under Section 3.2;
                                                           -----------

               (ii) the Administrative Agent or LC Administrator has received written notice from the Fronting Bank or the Required Lenders, as the case may be, or the Borrower, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Section 8.2 is not then
                                                         -----------
          satisfied;

               (iii) the expiry date of such Letter of Credit is less than five Business Days prior to the Final Maturity Date, unless all of the Lenders have approved such expiry date in writing;

               (iv) in the case of Letters of Credit issued by the Lenders, such Letter of Credit is not substantially in the form of Exhibit E hereto,
                                                               ---------
          or is not otherwise in form and substance reasonably acceptable to the Administrative Agent, the LC Administrator and the Fronting Bank; provided that the Administrative Agent and the LC Administrator can and will, agree to reasonable changes to such form, not adverse to the interests of the Lenders, requested by applicable insurance regulators; or

               (v) such Letter of Credit is denominated in a currency other than Dollars.

          (c) The Letters of Credit Issued by and the Risk Participations of each Lender and the reimbursement obligations with respect thereto shall be evidenced by one or more accounts or records maintained by such Lender in the ordinary course of business. The accounts or records maintained by the Administrative Agent shall be conclusive (absent manifest error) as to the amount of the LC Advances made to the Borrower and the Letters of Credit Issued for the account of the Borrower, and the amounts of principal, interest and fees owing hereunder. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to any LC Advance or any Letter of Credit.

SECTION 2.2    Issuance, Amendment and Renewal of Letters of Credit. Each Letter
               ----------------------------------------------------
of Credit shall be Issued upon the irrevocable written request of the Borrower received by the LC Administrator at least 5 Business Days (or such shorter time as the Administrative Agent, the LC Administrator and the Issuer may agree in a particular instance in their sole discretion) prior to the proposed date of issuance. The LC Administrator shall promptly advise the Administrative Agent of any such request. Each such request for issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of an LC Application, and shall specify in form and detail satisfactory to the LC
Administrator: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the Beneficiary thereof; (v) the documents to be presented by the Beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the Beneficiary in case of any drawing thereunder; (vii) whether such Letter of Credit is to be issued by the Fronting Bank or by the Lenders (it being agreed that in the event a Lender advises the LC Administrator that such Lender is unable (due to regulatory restrictions or other legal impediments) to Issue a Letter of Credit because of its relationship to the Beneficiary, such Letter of Credit will be issued by the Fronting Bank);
(viii) whether such Letter of Credit is to be a Tranche A Letter of Credit or a Tranche B Letter of Credit; and (ix) such other matters as the LC Administrator may require. The LC Administrator is hereby authorized to execute and deliver each Letter of Credit to be Issued by the Lenders on behalf of the Lenders provided, that at the request of the Borrower, such Letter of Credit will be executed by each of the Lenders. In the event of a conflict between the provisions of this Agreement and the provisions of an LC Application, this Agreement shall govern. The LC Administrator shall use each Lender's Percentage as its "Commitment Share" under each Letter of Credit Issued by the Lenders. The LC Administrator shall not amend any Letter of Credit Issued by the Lenders to change the "Commitment Shares" or add or delete a Lender liable thereunder unless such amendment is done in connection with an assignment pursuant to
Section 10.8 or in connection  with the addition of a Lender pursuant to Section
------------                                                             -------
2.18.
----

          (a) From time to time while a Letter of Credit is outstanding and prior to the Commitment Termination Date, the Issuer will, upon the written request of the Borrower received by the LC Administrator at least 5 Business Days (or such shorter time as the Administrative Agent, the LC Administrator and the Issuer may agree in a particular instance in their sole discretion) prior to the proposed date of amendment, amend any Letter of Credit Issued by them. The LC Administrator shall promptly advise the Administrative Agent of any such request. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an LC Amendment Application and shall specify in form and detail satisfactory to the LC Administrator: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of such Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the LC Administrator may require. No Issuer shall have any obligation to amend any Letter of Credit if: (A) such Issuer would have not been obligated at such time to Issue or participate in such Letter of Credit in its amended form under the terms of this Agreement; or (B) the Beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. The Lenders and the Fronting Bank agree, upon the request of the Borrower and as long as no Event of Default or Default shall have occurred and be continuing, to amend any Letter of Credit to extend the expiry date thereof to a date not later than the Final Maturity Date. The LC Administrator is hereby authorized to execute and deliver each amendment to a Letter of Credit Issued by the Lenders on behalf of the Lenders provided that, upon request of the Borrower, such amendment will be executed by each Lender.

          (b) The Administrative Agent shall promptly notify each Lender of the receipt of a written request from the Borrower for the issuance of or an amendment to a Letter of Credit and, with respect to the issuance of or Risk Participation in a Letter of Credit, the amount of such Lender's share of such Letter of Credit which shall equal its Percentage thereof. In addition, at least two Business Days prior to the issuance or amendment of any Letter of Credit, the Administrative Agent will confirm to the Lenders (by telephone or in writing) that the Administrative Agent has received a copy of the LC Application or LC Amendment Application from the Borrower.

          (c) With respect to a request to Issue a Letter of Credit, unless the Administrative Agent has received, on or before the Business Day immediately preceding the date on which such Letter of Credit will be Issued, (A) notice from the Fronting Bank or the Required Lenders, as the case may be, or the Borrower directing the Administrative Agent not to permit the issuance of such Letter of Credit because such issuance is not then permitted under Section 2.1(a) as a result of the limitations set
                            ---------------
     forth  therein  or (B) a notice  described  in  Section  2.1(b)(ii),  then,
                                                     -------------------
     subject to the terms and conditions hereof, the LC Administrator shall, on the requested date, cause a Letter of Credit to be Issued by the Fronting Bank or by the Lenders in accordance with their Percentages, as the case may be, for the account of the Borrower in accordance with the LC Administrator's usual and customary business practices. (1)

          (d) The LC Administrator may, at its election (or at the direction of the Administrative Agent, the Fronting Bank or the Required Lenders, as the case may be), deliver any notices of termination or other communications to any Beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the five Business Days prior to the Final Maturity Date.

          (e) This Agreement shall control in the event of any conflict with any LC Related Document (other than any Letter of Credit).

          (f) The LC Administrator, concurrently or promptly following the delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to a Beneficiary, shall send to the Administrative Agent and the Lenders a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit. After giving effect to the Issuance of any Letter of Credit, there shall be no more than 25 Letters of Credit outstanding.

SECTION 2.3    Drawings and Reimbursements.
               ---------------------------

          (a) With respect to each Letter of Credit for which the LC Administrator receives a request for a drawing which is in form and substance reasonably satisfactory to the LC Administrator (a "Drawing
                                                                         -------
     Request"),  if such Drawing Request is received prior to 10:00 a.m (Chicago
     -------
     time) on any Business Day, such Business Day shall be the "Drawing  Request
                                                                ----------------
     Date" and if such  Drawing  Request is received  after  10:00 a.m  (Chicago time) on any Business Day, the following Business Day shall be the "Drawing
                                                                         -------
     Request Date." Upon receiving a Drawing Request, the LC Administrator shall
     ------------
     promptly notify the Borrower of such Drawing Request (which notice may be oral if immediately confirmed in writing (including by facsimile)) and upon receipt of such notification, the Borrower shall promptly reimburse the Administrative Agent on behalf of the Issuer for the amount of such drawing by delivering to the LC Administrator in immediately available funds the amount of the Drawing Request. Nothing herein stated shall be deemed a waiver by the Lenders of the obligation of the Borrower to make such prompt reimbursement. To the extent that funds are received by the LC Administrator prior to 3:00 p.m. (Chicago time) on the first Business Day after the Drawing Request Date, the LC Administrator shall promptly, on behalf of the Issuer, make an equivalent amount available to the Beneficiary of the related Letter of Credit on such first Business Day after the Drawing Request Date and shall reimburse itself for such amount with the funds provided by the Borrower.

          (b) With respect to any Drawing Request, if immediately available funds are not received by the LC Administrator from the Borrower prior to 3:00 p.m. (Chicago time) on the first Business Day after the Drawing Request Date in the amount of such Drawing Request, the LC Administrator shall promptly notify the Administrative Agent and the Administrative Agent shall notify each Lender on the first Business Day after the Drawing Request Date of such Drawing Request and such Lender's share of such Drawing Request (which shall be an amount equal to (i) such Lender's Percentage multiplied by the lesser of (ii)(A) the maximum amount available to be drawn under such Letter of Credit and (B) the amount of such drawing which was not reimbursed by the Borrower pursuant to Section 2.3(a)) and
                                                            ---------------
     the Borrower shall be deemed to have requested an LC Borrowing in an amount equal to the amount of such drawing which was not reimbursed by the Borrower pursuant to Section.3(a). Any notice given by the Administrative Agent to the Lenders pursuant to this Section 2.3(b) may be oral if
                                                 ---------------
     immediately  confirmed in writing  (including by facsimile);  provided that
     (i) the failure of the Administrative Agent to give any such notice in sufficient time to enable any Lender to effect such payment at the time required under Section 2.3(c) or (ii) the failure of the Administrative
                      ---------------
     Agent to deliver an immediate confirmation of such notice shall not affect the conclusiveness or binding effect of such notice or relieve any Lender from its obligations under this Section 2.3.
                                     -----------

          (c) Upon receiving a Drawing Request, each Lender shall make available to the Administrative Agent for the account of LC Administrator at the Administrative Agent's Payment Office by 3:00 p.m. (Chicago time) in immediately available funds on the second Business Day after the Drawing Request Date (such date, an "LC Advance Date") its share of such request;
                                   ----------------
     provided that in the case of a Letter of Credit issued by the Fronting Bank, if a Lender shall fail to make such funds so available, the Fronting Bank shall make such funds available. Upon delivering such funds to the Administrative Agent pursuant to this Section 2.3(c), such Lender (or the
                                            --------------
     Fronting Bank, if the Fronting Bank has made such funds available after the failure of such Lender to do so) shall be deemed to have made an LC Advance to the Borrower in such amount. To the extent that immediately available funds are received by the Administrative Agent from the Lenders prior to 3:00 p.m. (Chicago time) on any LC Advance Date, the Administrative Agent shall notify the LC Administrator and the LC Administrator shall promptly make such funds available to the Beneficiary of the related Letter of Credit on such date. To the extent that the LC Administrator has not delivered funds to any Beneficiary on behalf of a Lender pursuant to the first sentence of Section 2.3(d) and that immediately available funds are
                       -------------
     received by the Administrative Agent from such Lender: (i) after 3:00 p.m. on any LC Advance Date, the LC Administrator shall make such funds available to such Beneficiary on the next Business Day following such LC Advance Date; (ii) prior to 3:00 p.m. on any Business Day after the LC Advance Date, the LC Administrator shall make those funds available to such Beneficiary on such Business Day; and (iii) after 3:00 p.m. on any Business Day after the LC Advance Date, the LC Administrator shall make those funds available to such Beneficiary on the next Business Day following such Business Day.

          (d) Unless the Administrative Agent or LC Administrator receives notice from a Lender prior to any LC Advance Date that such Lender will not make available as and when required hereunder to the Administrative Agent for the account of the Borrower the amount of such Lender's LC Advance on such LC Advance Date, the Administrative Agent and the LC Administrator may assume that such Lender has made such amount available to the Administrative Agent in immediately available funds on the LC Advance Date and the LC Administrator may (but shall not be required), in reliance upon such assumption, make available to the Beneficiary of the related Letter of Credit on such date such Lender's LC Advance. If and to the extent (i) any Lender shall not have made its full amount available to the Administrative Agent in immediately available funds and (ii) the LC Administrator in such circumstances has made available to the Beneficiary such amount, then such Lender shall, on the Business Day following such LC Advance Date, make such amount available to the Administrative Agent, together with interest thereon until the date made available (i) at the Federal Funds Rate for the period ending two Business Days after such LC Advance Date and (ii) at the Base Rate plus 2.00% thereafter; provided, however, that if a Lender has failed to make such an amount available with respect to a Letter of Credit issued by the Fronting Bank, the Fronting Bank shall make such amount available. If the Fronting Bank shall fail to make such amount available, it shall pay such interest to the LC Administrator and if a Lender fails to make such amount available, it shall pay such interest to the Fronting Bank. A notice of the Administrative Agent submitted to a Lender with respect to amounts owing under Section 2.3(b) shall be conclusive, absent
                                    --------------
     manifest error. If such amount is so made available, together with interest thereon, such payment to the Administrative Agent shall constitute such Lender's LC Advance on the LC Advance Date for all purposes of this Agreement. If such amount, together with interest thereon, is not made available to the Administrative Agent on the Business Day following the LC Advance Date, the Administrative Agent will notify the Borrower of such failure to fund and, upon demand by the Administrative Agent, the Borrower shall pay such amount to the Administrative Agent for the LC Administrator's account, together with interest thereon for each day elapsed since the date of such LC Borrowing, at a rate per annum equal the Base Rate plus 2.00%.

          (e) The failure of any Lender to make any LC Advance on any LC Advance Date shall not relieve any other Lender of any obligation hereunder to make an LC Advance on such LC Advance Date, and neither the Administrative Agent, the LC Administrator nor any Lender shall be responsible for the failure of any other Lender to make any LC Advance on any LC Advance Date. Each Lender's obligation in accordance with this Agreement to make LC Advances, as contemplated by this Section 2.3, as a result of a drawing
                                           -----------
     under a Letter of Credit, shall be absolute and unconditional and without recourse to the Administrative Agent, the Fronting Bank or the LC Administrator and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Administrative Agent, the LC Administrator, the Fronting Bank, the Borrower or any other Person for any reason whatsoever;
     (ii) the occurrence or continuance of an Event of Default, an Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided
                                                                        --------
     the LC Administrator shall exercise the same care in examining documents and determining whether or not to honor a Drawing Request as it would exercise if the LC Administrator had Issued such Letter of Credit for its own account. Nothing contained in this Agreement, and no actions taken by the Lenders, the LC Administrator, the Fronting Bank or the Administrative Agent pursuant hereto or in connection with a Letter of Credit shall be deemed to constitute the Lenders, together or with the Administrative Agent, the Fronting Bank and the LC Administrator, a partnership, association, joint venture or other entity.

SECTION 2.4    Repayment  of LC  Advances.  Upon (and only upon)  receipt by the
               --------------------------
Administrative Agent of immediately available funds from the Borrower in repayment of any LC Advances, the Administrative Agent (i) shall deduct and retain from such repayment an amount not to exceed the aggregate unreimbursed payments, if any, which were made by the LC Administrator pursuant to the first sentence of Section 2.3(d), and then (ii) shall pay to each Lender, in the same
            --------------
funds as those received by the Administrative Agent, such Lender's Percentage of any funds remaining after giving effect to clause (i) above; provided, that if the Fronting Bank has advanced funds on behalf of a Lender, the Fronting Bank shall be repaid out of such funds in full before any payment shall be made to such Lender. The Borrower shall repay any LC Advances on the date such LC Advances were made.

SECTION 2.5    Role of the Lenders.  Each Lender and the Borrower agree that, in
               -------------------
paying any drawing under a Letter of Credit, neither the LC Administrator nor any Issuer shall have any responsibility to obtain any document (other than any sight draft and certificate expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document; provided that the LC Administrator and the Issuers shall exercise that standard of care customarily exercised by them in the review and processing of drawings under letters of credit issued by them..

          (a) No Agent-Related Person nor any of their respective correspondents, participants or assignees shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders (including the Required Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any LC Related Document.

          (b) The Borrower hereby assumes all risks of the acts or omissions of any Beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not,
              --------
     preclude the Borrower's pursuing such rights and remedies as it may have against the Beneficiary or transferee at law or under any other agreement. Neither any Agent-Related Person, any Issuer nor any of their respective correspondents, participants or assignees shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section
                                           -----------          ----     -------
     2.6;   provided   that,   anything   in  such   clauses  to  the   contrary
     ---    --------
     notwithstanding, the Borrower may have a claim against the Administrative Agent or LC Administrator, and the Administrative Agent or LC Administrator may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower, in a final judgment of a court of competent jurisdiction, proves were caused primarily by the Administrative Agent's or LC Administrator's willful misconduct or gross negligence or the LC Administrator's willful failure to pay under any Letter of Credit after the presentation to it by the Beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing:
     (i) the LC Administrator may accept documents that appear on their face to be in order, without responsibility for further investigation; and (ii) neither the LC Administrator nor any Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

          (c) Concurrently with the issuance by the Fronting Bank of any Letter of Credit and any amendment thereto, the Fronting Bank shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from the Fronting Bank, without recourse or warranty, an undivided interest and participation (a "Risk Participation"), to the extent of such Lender's Percentage, in such Letter of Credit and the Borrower's reimbursement obligations with respect thereto.

SECTION 2.6    Obligations Absolute.  The obligations of the Borrower under this
               --------------------
Agreement and any LC Related Document to reimburse the Administrative Agent, the LC Administrator, the Fronting Bank and the Lenders for a drawing under a Letter of Credit and to repay any LC Borrowing shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances, including the following:

               (i) any lack of validity or enforceability of this Agreement or any LC Related Document;

               (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the LC Related Documents;

               (iii) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any Beneficiary or any transferee of any Letter of Credit (or any Person for whom any such Beneficiary or any such transferee may be acting), the Administrative Agent, the LC Administrator, the Fronting Bank, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the LC Related Documents or any unrelated transaction;

               (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

               (v) any payment by the Issuers under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Issuers under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any Beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

               (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the obligations of the Borrower in respect of any Letter of Credit; or

               (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

SECTION 2.7    Existing Letters of Credit.  On an after the Amendment  Effective
               --------------------------
Date, the Existing Letters of Credit shall be deemed for all purposes, including for purposes of the fees to be collected pursuant to Section 2.14 and reimbursement of costs and expenses to the extent provided herein, Tranche A Letters of Credit Issued by the Fronting Bank outstanding under this Agreement and entitled to the benefits of this Agreement and the other Credit Documents, and shall be governed by the applications and agreements pertaining thereto and by this Agreement. Each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Fronting Bank on the Amendment Effective Date, without recourse or warranty, an undivided Risk Participation in each such Existing Letter of Credit and the Borrower's reimbursement obligation with respect thereto in an amount equal to such Lender's Percentage.

SECTION 2.8    Applicability of ISP98. Unless otherwise agreed by the Issuer and
               ----------------------
the Borrower when a Letter of Credit is issued and subject to applicable laws, the rules of the "International Standby Practices 1998" (ISP98) or such later revision as may be published by the International Chamber of Commerce shall apply to each Letter of Credit; provided, that with respect to the Existing Letters of Credit, such Letters of Credit shall be governed by the rules of the International Chamber of Commerce set forth therein.

SECTION 2.9    Interest.  LC  Advances  shall  bear  interest  (after as well as
               --------
before entry of judgment thereon to the extent permitted by law) on the outstanding principal amount thereof from the applicable LC Advance Date at a rate per annum equal to the Base Rate plus 2.00% and shall be immediately due and payable. To the extent that any LC Advances are made on an LC Advance Date pursuant to Section 2.3(c) and such LC Advances are repaid with immediately
             ---------------
available funds by the Borrower on the LC Advance Date prior to 1:00 p.m. (Chicago time), no interest shall be payable on such LC Advances.

          (a) Anything herein to the contrary notwithstanding, the obligations of the Borrower to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the Borrower shall pay such Lender interest at the highest rate permitted by applicable law. (1)

SECTION 2.10   Payments by the Borrower.
               ------------------------

          (a) All payments to be made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrower shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent's Payment Office, and shall be made in dollars and in immediately available funds, no later than 1:00 p.m. (Chicago time) on the date specified herein. Except as otherwise expressly provided herein, the Administrative Agent will promptly distribute, in like funds as received, to each Lender its Percentage of any portion of such payment. Any payment received by the Administrative Agent later than 1:00 p.m. (Chicago time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

          (b) Whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day (unless such following Business Day is the first Business Day of a calendar month, in which case such payment shall be made on the preceding Business Day), and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

          (c) Unless the Administrative Agent receives notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make such payment in full as and when required, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower has not made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent on demand such amount distributed to such Lender, together with interest thereon until the date repaid (i) at the Federal Funds Rate for period commencing on the date such amount is distributed to such Lender and ending two days after demand by the Administrative Agent for such amount and (ii) at the Base Rate plus 2.00% thereafter.

SECTION 2.11   Warranty.  The  delivery  of each  Letter of  Credit  Application
               --------
pursuant  to Section 2.3 and each  request  for  amendment  or  extension  of an
             -----------
existing Letter of Credit shall automatically constitute a warranty by the Borrower to the Administrative Agent and each Lender to the effect that on the date of such requested Credit Extension that the conditions of Section 8.2 have
                                                                -----------
been satisfied.

SECTION 2.12   Termination or Reduction of  Commitments.  The Borrower may, upon
               ----------------------------------------
not less than five Business Days' prior notice to the Administrative Agent, terminate the Commitments, or permanently reduce the Commitments by an aggregate minimum amount of $5,000,000 or any multiple of $500,000 in excess thereof; unless, after giving effect thereto and to any prepayments or cash collateralization of LC Obligations to be made on the effective date thereof, the then-outstanding LC Obligations would exceed the amount of the combined Commitments then in effect. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Commitments shall be applied to each Lender according to its Percentage; provided that the Tranche A Commitment may not be reduced to an amount less than five times the Tranche B Commitment.

SECTION 2.13   Mandatory Reduction/Cash Collateralization of Letters of Credit.
               ---------------------------------------------------------------

          (a) If on any day (i) the Tranche A LC Obligations exceed the combined Tranche A Commitments on such day or the Tranche A LC Obligations exceed the Tranche A Borrowing Base on such day, the Borrower shall immediately deposit into the Custody Account Eligible Investments or reduce the Tranche A LC Obligations, or a combination of the foregoing, in an amount sufficient to eliminate such excess or (ii) the Tranche B LC Obligations exceed the combined Tranche B Commitments on such day or the Tranche B LC Obligations exceed the Tranche B Borrowing Base on such day, the Borrower shall immediately deposit into the Custody Account Private Fund Investments or reduce the Tranche B LC Obligations, or a combination of the foregoing, in an amount sufficient to eliminate such excess.

          (b) On the Final Maturity Date or, if earlier, the date the Obligations are accelerated pursuant to Section 7.2, and until the final
                                                -----------
     expiration date of any Letter of Credit and thereafter so long as any Obligations are payable hereunder, the Borrower shall immediately cash collateralize such Letters of Credit with Cash and Cash Equivalents in an amount equal to 102% of the outstanding LC Obligations and such collateral shall be placed in a special collateral account pursuant to arrangements satisfactory to the Administrative Agent (the "LC Collateral Account") at
                                                     ----------------------
     the Administrative Agent's office in the name of the Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the LC Administrator and the Lenders and the Borrower shall have no interest therein except as set forth in Section 7.3. The Borrower hereby
                                               -----------
     pledges, assigns and grants to the Administrative Agent, for the benefit of the LC Administrator and the Lenders, a security interest in all of the Borrower's right, title and interest in and to the LC Collateral Account, all funds and Cash Equivalents which may from time to time be on deposit in the LC Collateral Account to secure the prompt and complete payment and performance of the Obligations. The Administrative Agent may invest any funds on deposit from time to time in the LC Collateral Account in Cash Equivalents having a maturity not exceeding 30 days. Funds earned on such Cash Equivalents shall be deposited into the LC Collateral Account.

SECTION 2.14   Fees.
               ----

          (a) Agency  Fees.  The Borrower  shall pay fees to the  Administrative
              ------------
     Agent for the Administrative Agent's own account, as required by the letter agreement ("Fee Letter") between the Borrower and the Administrative Agent dated March 28, 2001 and as the Borrower and the Administrative Agent may agree from time to time.

          (b) Non-Use Fees. The Borrower shall pay to the  Administrative  Agent
              ------------
     for the account of each Lender a non-use fee on the actual daily unused portion of such Lender's Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Administrative Agent, equal to (i) 0.15% per annum in the case of the Tranche A Commitment and (ii) 0.30% per annum in the case of the Tranche B Commitment. Such non-use fee shall accrue from the Amendment Effective Date to the Commitment Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December commencing on June 30, 2001 through the Commitment Termination Date, with the final payment to be made on the Commitment Termination Date. The non-use fees provided in this Section shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article VIII are not met.

          (c) Letter of Credit Fees.
              ---------------------

               (i) The Borrower shall pay to the Administrative Agent for the account of each Lender a letter of credit fee for each Letter of Credit requested by the Borrower in an amount per annum of the average maximum stated amount of such Letter of Credit during such period (less any LC Advance with respect thereto) equal to (x) 0.45% per annum with respect to Tranche A Letters of Credit and (y) 0.90% per annum with respect to Tranche B Letters of Credit. Such letter of credit fees shall be computed on a quarterly basis in arrears on the last Business Day of each calendar quarter, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December commencing on June 30, 2001 through the Final Maturity Date with the final payment to be made on the Final Maturity Date.

               (ii) In addition, with respect to each Letter of Credit issued by the Fronting Bank, the Borrower shall pay to the Fronting Bank a fronting fee in an amount per annum on the average maximum stated amount of such Letter of Credit during such period (less any LC Advance with respect thereto) equal to 0.125% per annum. Such fronting fees shall be computed on a quarterly basis in arrears on the last Business Day of each calendar quarter and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December commencing on June 30, 2001 through the Final Maturity Date with the final payment to be made on the Final Maturity Date.

               (iii) In addition, with respect to each Letter of Credit requested by the Borrower or any amendment or extension thereof, the Borrower agrees to pay to the LC Administrator such fees and expenses as the LC Administrator customarily requires in connection with the issuance, amendment, transfer, negotiation, processing and/or administration of letters of credit.

          (d) Upfront Fees. On the Amendment  Effective Date, the Borrower shall
              ------------
     pay to each Lender such upfront fees as may have been agreed to by the Borrower and such Lender. (1)

SECTION 2.15   Computation of Fees and Interest.
               --------------------------------

          (a) All computations of fees shall be made on the basis of a 360-day year and actual days elapsed. Interest on LC Advances shall be computed on the basis of a 365/366-day year and actual days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

          (b) Each determination of an interest rate by the Administrative Agent shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.

          (c) Anything herein to the contrary notwithstanding, the obligations of the Borrower to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the Borrower shall pay such Lender interest at the highest rate permitted by applicable law.

SECTION 2.16   Sharing of Payments,  Etc.  If, other than as expressly  provided
               -------------------------
elsewhere herein, any Lender shall obtain on account of the LC Obligations any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Percentage, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment pro rata with each of them; provided, however, that if all or any portion of
                             --------   -------
such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.10) with
                                                            --------------
respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.

SECTION 2.17   Commitment Termination Date Extension.
               --------------------------------------

          (a) The Borrower may, by notice to the Administrative Agent given not more than 60 days and not less than 45 days prior to the then scheduled Commitment Termination Date, request that the Lenders extend the Commitment Termination Date for 364 days after the then scheduled Commitment Termination Date and extend the Final Maturity Date for one year after the then scheduled Final Maturity Date. The Administrative Agent shall notify the Lenders of its receipt of any notice (the "Extension Request
                                                             -------------------
     Date")given pursuant to this Section 2.17(a) within two Business Days after
     ----
     the  Administrative  Agent's  receipt  thereof.  Each Lender (a "Consenting
                                                                      ----------
     Lender") may, by irrevocable  notice to the Borrower and the Administrative
     ------
     Agent delivered to the Borrower and the Administrative Agent not later than 45 days after the Extension Request Date (the "Consent Period"), consent to
                                                    --------------
     such extension of the Commitment Termination Date and the Final Maturity Date, which consent may be given or withheld by each Lender in its absolute and sole discretion. Subject to Section 2.17(c), any such extensions shall
                                      ---------------
     take effect on and as of the then scheduled Commitment Termination Date.

          (b)  Withdrawing  Lenders.  No extension  pursuant to Section  2.17(a)
               --------------------                             ----------------
     shall be effective with respect to a Lender tha-t either (i) by a notice (a "Withdrawal Notice") delivered to the Borrower and the Administrative
      ------------------
     Agent, declines to consent to such extension or (ii) has failed to respond to the Borrower and the Administrative Agent within the Consent Period (each such Lender giving a Withdrawal Notice or failing to respond in a timely manner being "Withdrawing Lender").
                          ------------------

          (c)  Replacement  of Withdrawing  Lender.  The Borrower shall have the
               -----------------------------------
     right during the 60 day period following the end of the Consent Period to replace the Withdrawing Lender with an existing Lender or a new Lender who consents to the extension of the Commitment Termination Date (a
     "Replacement  Lender").  In the event the  Borrower  has not  replaced  the
      -------------------
     Withdrawing Lender within said 60 day period, the Borrower may request the Consenting Lenders to reduce the Commitments by the amount of the Withdrawing Lender's Commitment and extend the Commitment Termination Date and the Final Maturity Date which consent may be given or withheld by each Consenting Lender in its sole discretion. In the event all of the Consenting Lenders agree to such reduction and extension then, subject to compliance  with  Section 2.2, on and as of the then  scheduled  Commitment
                       -----------
     Termination Date (x) the Commitment shall be reduced by an amount equal to the Commitment of the unreplaced Withdrawing Lender, (y) such Withdrawing Lender shall cease to be a Lender under this Agreement and (z) the Commitment Termination Date and the Final Maturity Date shall be extended. In the event the Withdrawing Lender has not been replaced or all of the Consenting Lenders have not consented to reduction of the Commitment pursuant to this Section 2.17(c), the Commitment Termination Date and the
                      ---------------
     Final Maturity Date shall not be extended.

          (d) Assignment by Withdrawing Lender. A Withdrawing Lender shall be obliged, at the request of the Borrower and subject to the Withdrawing Lender receiving payment in full of all amounts owing to it under this Agreement concurrently with the effectiveness of an assignment, to assign, without recourse or warranty and by an Assignment and Acceptance, all of its rights and obligations hereunder to any Replacement Lender nominated by the Borrower and willing to accept such assignment; provided that such
                                                             --------
     assignee satisfies all the requirements of this Agreement and such assignment is consented to by the Administrative Agent, which consent shall not be withheld or delayed unreasonably.

          (e) Scheduled Commitment Termination Date. If the scheduled Commitment
              -------------------------------------
     Termination Date and the Final Maturity Date shall have been extended in respect of Consenting Lenders and any Replacement Lender in accordance with
     Section 2.17(a), all references herein to the "Commitment Termination Date"
     ---------------
     and the "Final Maturity Date" shall refer to the Commitment Termination Date or the Final Maturity Date as so extended.

SECTION 2.18   Optional  Increase in LC  Commitments.  The  Borrower  may at any
               -------------------------------------
time, by means of a letter to the Administrative Agent and each Lender substantially in the form of Exhibit F, request that the Lenders increase the
                              ---------
combined  Commitments by $10,000,000 or an even multiple thereof;  provided that
                                                                   --------
(i) such letter shall be accompanied by a certificate of the Secretary or an Assistant Secretary of the Borrower as to resolutions of the board of directors of the Borrower approving such increase, (ii) in no event shall the aggregate amount of the combined Commitments exceed $500,000,000 (or such lesser amount as determined pursuant Section 2.12) to without the written consent of all Lenders
                     ------------
and (iii) such increase shall either be an increase of the Tranche A Commitments or shall be a pro rata increase of the Tranche A Commitments and the Tranche B Commitments. Each Lender shall have the option (in its sole and complete discretion) to subscribe for its proportionate share (or more or less than its proportionate share) of such increase, according to its then-existing Percentage. Each Lender shall respond to the Borrower's request within 20 Business Days by submitting a response in the form of Attachment 1 to Exhibit F
                                                                       ---------
to the Administrative Agent (and any Lender not responding within such period shall be deemed to have declined such request). At the option of the Borrower, any part of the proposed increase not proportionately subscribed may be assumed, within 10 Business Days after all Lenders have responded to (or, by not responding, are deemed to have declined) such request, by one or more existing Lenders and/or by one or more Persons meeting the qualifications of an Eligible Assignee, in amounts which are acceptable to the Borrower; it being understood that any assumption by a Person which is not an existing Lender shall be subject to consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) provided that after giving effect to any such increase, each Lender shall have the same percentage under the Tranche A Commitments and the Tranche B Commitments. Any increase in the combined Commitments pursuant to this Section 2.18 shall become effective on the earliest to occur of (a) the
      -------------
date on which the proposed increase has been fully subscribed and (b) the date, which shall not be earlier than the date on which all Lenders have responded to (or are deemed to have declined) the Borrower's request for an increase, on which the Borrower notifies the Administrative Agent that the Borrower accepts an increase in the combined Commitments which is less than the full amount of the requested increase. The Administrative Agent shall promptly notify the
Borrower and the Lenders of any increase in the amount of the combined Commitments pursuant to this Section 2.18 and of the Commitment and Percentage
                              ------------
of each Lender after giving effect thereto.

                                  ARTICLE III.

                     TAXES, YIELD PROTECTION AND ILLEGALITY

SECTION 3.1    Taxes.
               -----

          (a) Any and all payments by the Borrower to each Lender, the Fronting Bank or the Administrative Agent under this Agreement and any other Credit Document shall be made free and clear of, and without deduction or withholding for any Taxes except as required by law. In addition, the Borrower shall pay all Other Taxes.

          (b) The Borrower agrees to indemnify and hold harmless the LC Administrator, the Fronting Bank, each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lenders, the Fronting Bank or the Administrative Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender, the Fronting Bank or the Administrative Agent makes written demand therefor.

          (c) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender, the Fronting Bank or the Administrative Agent, provided that such Person has provided the forms required in Section 9.10, then:
                                               ------------

               (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender, the Fronting Bank or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

               (ii) the Borrower shall make such deductions and withholdings;

               (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

               (iv) the Borrower shall also pay, without duplication, each Lender, the Fronting Bank or the Administrative Agent for the account of such Person, at the time interest is paid, all additional amounts which such Person specifies as reasonably necessary to preserve the after-tax yield such Person would have received if such Taxes or Other Taxes had not been imposed.


          (d) Within 30 days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Administrative Agent.

          (e) If the Borrower is required to pay additional amounts to any Lender, the Fronting Bank or the Administrative Agent pursuant to Section 3.1(c), then such Person shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Borrower which may thereafter accrue, if such change in the judgment of such Person is not otherwise disadvantageous to such Person or inconsistent with such Person's internal policies.

          (f) If the Administrative Agent, the Fronting Bank or any Lender receives a refund in respect of Taxes or Other Taxes paid by the Borrower pursuant to this Section 3.1, which in the good faith judgment of such Person is allocable to such payment, it shall promptly pay such refund to the Borrower, net of all out-of-pocket expenses of such Person incurred in obtaining such refund, provided, however, that the Borrower agrees to promptly return such refund to the applicable Person if it receives notice from such Person that such Person is required to repay such refund. Nothing contained herein shall require the Administrative Agent or any Lender to make its tax returns (or any other information relating to its taxes which it deems confidential) available to the Borrower.

SECTION 3.2    Illegality.
               ----------

          (a) If the Fronting Bank or any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, in each case after the date hereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for the Fronting Bank or any Lender or its applicable Lending Office to make or participate in any Credit Extensions, then, on notice thereof by the Fronting Bank or such Lender to the Borrower through the Administrative Agent, the obligation of all Lenders to make or participate in Credit Extensions shall be suspended until the Fronting Bank or such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

          (b) Before giving any notice to the Administrative Agent under this Section, the Fronting Bank or the affected Lender shall designate a different Lending Office with respect to its Credit Extensions if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of such Person, be illegal or otherwise disadvantageous to such Person or inconsistent with such Person's internal policies.

SECTION 3.3    Increased Costs and Reduction of Return.
               ---------------------------------------

          (a) If the Fronting Bank or any Lender  determines that, due to either
     (i) the introduction of or any change in or in the interpretation of any law or regulation, in each case after the date hereof, or (ii) the compliance by the Fronting Bank or Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) after the date hereof, there shall be any increase in the cost to the Fronting Bank or such Lender of agreeing to make or making, funding or maintaining any Credit Extensions, then the Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Administrative Agent), pay to the Administrative Agent for the account of the Fronting Bank or such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs; provided that, to the extent such increased costs are not specifically related to the Obligations, the Fronting Bank or such Lender is charging such amounts to its customers on a non-discriminatory basis, provided further that the Borrower shall not be obligated to pay any additional amounts which were incurred by the Fronting Bank or such Lender more than 90 days prior to the date of such request.

          (b) If the Fronting Bank or any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Fronting Bank or such Lender (or its Lending Office) or any corporation controlling the Fronting Bank or such Lender with any Capital Adequacy Regulation, in each case after the date hereof, affects or would affect the amount of capital required or expected to be maintained by the Fronting Bank or such Lender or any corporation controlling the Fronting Bank or such Lender and (taking into consideration the Fronting Bank's or such Lender's or such corporation's policies with respect to capital adequacy and the Fronting Bank's or such Lender's desired return on capital) determines that the amount of such capital is increased or its rate of return is decreased as a consequence of its Commitment, Credit Extensions, or obligations under this Agreement, then, upon demand of the Fronting Bank or such Lender to the Borrower through the Administrative Agent, the Borrower shall pay to the
     Fronting Bank or such Lender, from time to time as specified by the Fronting Bank or such Lender, additional amounts sufficient to compensate the Fronting Bank or such Lender for such increase; provided that to the extent such increased costs are not specifically related to the Obligations, the Fronting Bank or such Lender is charging such amounts to its customers on a non-discriminatory basis, provided further that the Borrower shall not be obligated to pay any additional amounts which were incurred by the Fronting Bank or such Lender more than 90 days prior to the date of such request.

SECTION 3.4    Certificates  of Lenders.  Any Person claiming  reimbursement  or
               -------------------------
compensation  under this Article III shall deliver to the Borrower  (with a copy
                         -----------
to the Administrative Agent) a certificate setting forth in reasonable detail the amount payable to such Person hereunder and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.

SECTION 3.5    Substitution  of Lenders.  Upon the receipt by the Borrower  from
               ------------------------
the Fronting Bank or any Lender (an "Affected Lender") of a claim for compensation under Section 3.1, 3.2 or 3.3 the Borrower may: (a) request the Affected Lender to use its reasonable efforts to obtain a replacement bank or financial institution satisfactory to the Borrower to acquire and assume all or a ratable part of all of such Affected Lender's Credit Extensions and Commitment (a "Substitute Lender"); (b) request one more of the other Lenders to acquire and assume all or part of such Affected Lender's Credit Extensions and Commitment; or (c) designate a Substitute Lender. Any such designation of a Substitute Lender under clause (a) or (b) shall be subject to the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld).

SECTION 3.6    Survival.  The agreements and obligations of the Borrower in this
               --------
Article III shall survive the payment of all other Obligations.

                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

          To induce the Lenders to enter into this Agreement and to make Credit Extensions hereunder, the Borrower represents and warrants to each Lender that:

SECTION 4.1    Due  Organization,  Authorization,  etc. The Borrower and each of
               ---------------------------------------
its Subsidiaries (a) is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (b) is duly qualified to do business and in good standing in each jurisdiction where, because of the nature of its activities or properties, such qualification is required except where the failure to qualify would not have a Material Adverse Effect, which jurisdictions are set forth with respect to the Borrower and each of its Subsidiaries on Schedule 4.1 as revised from time to time by the Borrower
                       ------------
pursuant to Section  5.1(m),  (c) has the requisite  company power and authority
            ---------------
and the right to own and operate its properties, to lease the property it operates under lease, and to conduct its business as now and proposed to be conducted, and (d) has obtained all material licenses, permits, consents or approvals from or by, and has made all filings with, and given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct (including, without limitation, the consummation of the transactions contemplated by this Agreement) as to each of the foregoing, except where the failure to do so would not have a Material Adverse Effect. The execution, delivery and performance by the Borrower of this Agreement and the consummation of the transactions contemplated hereby and thereby are within its corporate powers and have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval, if required). The Borrower has received all other material consents and approvals (if any shall be required) necessary for such execution, delivery and performance, and such execution, delivery and performance do not and will not contravene or conflict with, or create a Lien (other than pursuant to the Loan Documents) or right of termination or acceleration under, any Requirement of Law or Contractual Obligation binding upon the Borrower. This Agreement and each of the Credit Documents is (or when executed and delivered will be) the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and general equity principles.

SECTION 4.2    Litigation  and Contingent  Liabilities.  (a) Except as set forth
               ---------------------------------------
(including  estimates of the dollar amounts involved) in Schedule 4.2 hereto and
(b) except for claims which are covered by Insurance Policies, coverage for which has not been denied in writing, or which relate to Reinsurance Agreements issued by the Borrower or its Subsidiaries or to which it is a party entered into by the Borrower or its Subsidiaries in the ordinary course of business (referred to herein as "Ordinary Course Litigation"), no claim, litigation
                          ----------------------------
(including, without limitation, derivative actions), arbitration, governmental investigation or proceeding or inquiry is pending or, to the knowledge of the Borrower, threatened against the Borrower or its Subsidiaries (i) which would, if adversely determined, have a Material Adverse Effect or (ii) which relates to any of the transactions contemplated hereby. Other than any liability incident to such claims, litigation or proceedings, the Borrower and its Subsidiaries have no material Contingent Liabilities.

SECTION 4.3    Employee Benefit Plans. The Borrower has no Plans.
               ----------------------


SECTION 4.4    Regulated  Entities.  Neither  Parent  nor  the  Borrower  is  an
               -------------------
"investment company" or a company "controlled by an investment company," for the purpose of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under the Public Utility Holding Act of 1935, the Federal Power Act, the Interstate Commerce Act, any public utilities code, or any other Requirement of Law limiting its ability to incur Debt.

SECTION 4.5    Regulations U and X. The Borrower is not engaged principally,  or
               -------------------
as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock. None of the Borrower, any Affiliate or any Person acting on its behalf has taken or will take action to cause the execution, delivery or performance of this Agreement, the making or existence of the Credit Extensions or the use of proceeds of the Credit Extensions to violate Regulations U or X of the FRB.

SECTION 4.6    Proceeds.  Letters of Credit issued hereunder will be used solely
               --------
to secure the Borrower's obligations under Reinsurance Agreements. None of the proceeds of such Letters of Credit will be used in violation of applicable law, and none of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any margin stock as defined in Regulation U of the FRB.

SECTION 4.7    Business Locations.  Schedule 4.7 as revised from time to time by
               ------------------
the Borrower  pursuant to Section  5.1(m) lists each of the locations  where the
                                   ------
Borrower and its Subsidiaries maintain an office, a place of business.

SECTION 4.8    Accuracy  of  Information.   All  factual   written   information
               -------------------------
furnished heretofore or contemporaneously herewith by or on behalf of the Borrower or Parent to the Administrative Agent or the Lenders for purposes of or in connection with this Agreement or any of the transactions contemplated hereby, as supplemented to the date hereof, is and all other such factual written information hereafter furnished by or on behalf of the Borrower or Parent to the Administrative Agent or the Lenders will be, true and accurate in every material respect on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading under the circumstances in which given.

SECTION 4.9    Subsidiaries.  The Borrower has no Subsidiaries  other than those
               ------------
specified on Schedule 4.9.


SECTION 4.10   Insurance Licenses. Schedule 4.10 as revised from time to time by
               ------------------
the Borrower  pursuant to Section 5.1(m) lists all of the jurisdictions in which
                          --------------
the Borrower and its Subsidiaries hold licenses (including, without limitation, licenses or certificates of authority from applicable insurance departments), permits or authorizations to transact insurance and reinsurance business (collectively, the "Licenses"). Except as set forth on Schedule 4.10, to the
                      --------                            --------------
best of the Borrower's knowledge, no such License is the subject of a proceeding for suspension or revocation or any similar proceedings, there is no sustainable basis for such a suspension or revocation, and no such suspension or revocation is threatened by the Department. Schedule 4.10 as revised from time to time by the Borrower pursuant to Section 5.1(m) indicates the line or lines of insurance
                         --------------
which the Borrower and its Subsidiaries is permitted to be engaged in with respect to each License therein listed. Neither the Borrower nor any of its Subsidiaries transact any insurance business, directly or indirectly, in any jurisdiction other than those enumerated on Schedule 4.10 as revised from time
                                              -------------
to time by the Borrower  pursuant to Section 5.1(m) hereto,  where such business
                                     --------------
requires that the Borrower or any of its Subsidiaries obtain any license, permit, governmental approval, consent or other authorization.

SECTION 4.11   Taxes.  The  Borrower  and its  Subsidiaries  have  filed  by the
               -----
required filing date all tax returns that are required to be filed by it, and has paid or provided adequate reserves for the payment of all material taxes, including, without limitation, all payroll taxes and federal and state withholding taxes, and all assessments payable by it that have become due, other than (a) those that are not yet delinquent and are being contested in good faith by appropriate proceedings and with respect to which reserves have been established, and are being maintained, in accordance with GAAP or (b) those which the failure to file or pay would not have a Material Adverse Effect. On the Amendment Effective Date there is no ongoing audit by a taxing authority or, to the Borrower's knowledge, other governmental investigation of the tax liability of the Borrower and there is no unresolved claim by a taxing authority concerning the Borrower's tax liability, for any period for which returns have been filed or were due. As used in this Section 4.11, the term "taxes" includes
                                        ------------
all taxes of any nature whatsoever and however denominated, including, without limitation, excise, import, governmental fees, duties and all other charges, as well as additions to tax, penalties and interest thereon, imposed by any government or instrumentality, whether federal, state, local, foreign or other.

SECTION 4.12   Securities Laws.  Neither the Borrower nor any Affiliate,  nor to
               ---------------
the Borrower's knowledge anyone acting on behalf of any such Person, has directly or indirectly offered any interest in the Credit Extensions or any other Obligation for sale to, or solicited any offer to acquire any such interest from, or has sold any such interest to any Person that would cause the issuance or sale of the Credit Extensions to be required to be registered under the Securities Act of 1933, as amended.

SECTION 4.13   Compliance  with  Laws.  Neither  the  Borrower  nor  any  of its
               ----------------------
Subsidiaries is in violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any Governmental Authority, where the effect of such violation could reasonably be expected to have a Material Adverse Effect on the Borrower and, to the best of the Borrower's knowledge, no such violation has been alleged and the Borrower and each of its Subsidiaries (i) has filed in a timely manner all reports, documents and other materials required to be filed by it with any Governmental Authority, if such failure to so file could reasonably be expected to have a Material Adverse Effect; and the information contained in each of such filings is true, correct and complete in all material respects and (ii) has retained all records and documents required to be retained by it pursuant to any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any Governmental Authority, if the failure to so retain such records and documents could reasonably be expected to have a Material Adverse Effect.

SECTION 4.14   Financial   Condition.   The   audited   consolidated   financial
               ---------------------
statements of the Borrower as at December 31, 2000, copies of which have been delivered to the Lenders, are true and correct in all material respects, have been prepared in accordance with GAAP consistently applied throughout the periods involved (except as disclosed therein) and present fairly the consolidated financial condition of the Borrower and its Subsidiaries at such date and the result of its operations for the periods then ended.

SECTION 4.15   Insurance  Act. The  Borrower  has not received any  direction or
               --------------
other notification by the Minister pursuant to Section 32 of Insurance Act, 1978 of Bermuda.

SECTION 4.16   First Priority Security Interest.  The Administrative  Agent, for
               --------------------------------
the benefit of the Lenders, has a first priority perfected security interest in the collateral pledged by the Borrower pursuant to the Security Agreement.

                                   ARTICLE V.

                              AFFIRMATIVE COVENANTS

          Until the LC Obligations and all other Obligations are paid in full, and until the Final Maturity Date, the Borrower agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

SECTION 5.1    Reports, Certificates and Other Information.  Furnish or cause to
               -------------------------------------------
be furnished to the Administrative Agent and the Lenders:

          (a) GAAP Financial Statements:
              -------------------------

               (i) Within 45 days after the close of each of the first three Fiscal Quarters of each Fiscal Year (A) of the Borrower, a copy of the unaudited consolidated balance sheets of the Borrower and its Subsidiaries, as of the close of such quarter and the related statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter, all prepared in accordance with GAAP (subject to normal year-end adjustments) and accompanied by the certification of an Executive Officer of the Borrower that all such financial statements are complete and correct and present fairly in accordance with GAAP (subject to normal year-end adjustments) the consolidated results of operations and cash flows of the Borrower and its Subsidiaries as at the end of such Fiscal Quarter and for the period then ended and (B) of the Parent, a copy of the unaudited consolidated and consolidating balance sheets of the Parent, as of the close of such quarter and the related consolidated and consolidating statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter, all prepared in accordance with GAAP (subject to normal year-end adjustments) and accompanied by the certification of an Executive Officer of the Parent that all such financial statements are complete and correct and present fairly in accordance with GAAP (subject to normal year-end adjustments) the consolidated results of operations and cash flows of the Parent as at the end of such Fiscal Quarter and for the period then ended.

               (ii) Within 90 days after the close of each Fiscal Year (A) of the Borrower, a copy of the annual audited consolidated financial statements of the Borrower and its Subsidiaries consisting of balance sheets and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year, which financial statements shall be prepared in accordance with GAAP, certified without material qualification by KPMG Peat Marwick or any other firm of independent certified public accountants of recognized national standing selected by the Borrower and reasonably acceptable to the Required Lenders that all such financial statements are complete and correct and present fairly in accordance with GAAP the financial position and the results of operations and cash flows of the Borrower and its Subsidiaries as at the end of such year and for the period then ended and (B) of the Parent, a copy of the annual audited financial statements of the Parent consisting of consolidated and consolidating balance sheets and consolidated and consolidating statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year, which financial statements shall be prepared in accordance with GAAP, certified without material qualification by KPMG Peat Marwick or any other firm of independent certified public accountants of recognized national standing selected by the Parent and reasonably acceptable to the Required Lenders that all such financial statements are complete and correct and present fairly in accordance with GAAP the financial position and the results of operations and cash flows of the Parent as at the end of such year and for the period then ended.

          (b) Tax Returns.  If requested by the Administrative  Agent, copies of
              -----------
     all federal, state, local and foreign tax returns and reports in respect of income, franchise or other taxes on or measured by income (excluding sales, use or like taxes) filed by the Borrower and its Subsidiaries.

          (c) SAP Financial Statements.  Within 5 days after the date filed with
              -------------------------
     the Minister for each of its Fiscal Years, but in any event within 120 days after the end of each Fiscal Year of the Borrower a copy of the Annual Statement of the Borrower and each of its Subsidiaries for such Fiscal Year prepared in accordance with SAP and accompanied by the certification of an Executive Officer of the Borrower that such financial statement is complete and correct and presents fairly in accordance with SAP the financial position of the Borrower or such Subsidiary for the period then ended.

          (d)  Monthly  Report  and  Borrowing  Base  Certificate.  As  soon  as
               --------------------------------------------------
     available, but in any event within 10 days after the end of each calendar month of each Fiscal Year, (i) a report listing each of the Borrower's Eligible Investments and Private Fund Investments, (ii) a report listing each of Borrower's Unencumbered Assets and calculating the Unencumbered Asset Reserve Requirement and (iii) a Borrowing Base Certificate executed by an Executive Officer. For purposes of such report and of completing the Borrowing Base Certificate, each Eligible Investment and Private Fund Investment shall be valued based on its Fair Market Value as at the last Business Day of the calendar month for which such report or Borrowing Base Certificate is being delivered.

          (e) Projections.  As soon as available, but not later than March 31 of
              ------------
     each year, commencing with the year 2001, a three-year pr ojection of the Borrower's results covering the then-current Fiscal Year and each of the next two Fiscal Years.

          (f)  Reports  to  Shareholders.  Promptly  upon the  filing  or making
               -------------------------
     thereof copies of (i) all financial statements and reports that Parent or the Borrower sends to its shareholders or its other holders of Debt; (ii) copies of all financial statements and regular, periodic or special reports that Parent or the Borrower may make to, or file with, any Government Authority.

          (g) Additional Borrowing Base Certificates.  Promptly,  at the request
              --------------------------------------
     of the Administrative Agent, a Borrowing Base Certificate for any given Business Day executed by an Executive Officer of the Borrower.

          (h) Notice of Default,  etc. Immediately after an Executive Officer of
              -----------------------
     the Borrower knows or has reason to know of the existence of any Default, or any development or other information which would have a Material Adverse Effect, telephonic or telegraphic notice specifying the nature of such Default or development or information, including the anticipated effect thereof, which notice shall be promptly confirmed in writing within two (2) Business Days.

          (i)  Other   Information.   The  following   certificates   and  other
               -------------------
     information related to the Borrower:

               (i) Within five (5) Business Days of receipt, a copy of any financial examination reports by a Governmental Authority with respect to the Borrower or any of its Subsidiaries relating to the insurance business of the Borrower (when, and if, prepared); provided, the Borrower shall only be required to deliver any interim report hereunder at such time as Borrower has knowledge that a final report will not be issued and delivered to the Administrative Agent within 90 days of any such interim report.

               (ii) Copies of all filings (other than nonmaterial filings) with Governmental Authorities by the Borrower or any of its Subsidiaries not later than five (5) Business Days after such filings are made, including, without limitation, filings which seek approval of Governmental Authorities with respect to transactions between the Borrower or any of its Subsidiaries and its Affiliates.

               (iii) Within five (5) Business Days of such notice, notice of proposed or actual suspension, termination or revocation of any material License of the Borrower or any of its Subsidiaries by any Governmental Authority or of receipt of notice from any Governmental Authority notifying the Borrower or any of its Subsidiaries of a hearing relating to such a suspension, termination or revocation, including any request by a Governmental Authority which commits the Borrower or any of its Subsidiaries to take, or refrain from taking, any action or which otherwise materially and adversely affects the authority of the Borrower or any of its Subsidiaries to conduct its business.

               (iv) Within five (5) Business Days of such notice, notice of any pending or threatened investigation or regulatory proceeding (other than routine periodic investigations or reviews) by any Governmental
          Authority concerning the business, practices or operations of the Borrower or any of its Subsidiaries.

               (v) Promptly, notice of any actual or, to the best of the Borrower's knowledge, proposed material changes in the Insurance Code governing the investment or dividend practices of the Borrower.

               (vi) Promptly, such additional financial and other information as the Administrative Agent may from time to time reasonably request.

          (j)  Compliance  Certificates.  Concurrently  with the delivery to the
               ------------------------
     Administrative  Agent  of the  GAAP  financial  statements  under  Sections
                                                                        --------
     5.1(a)(i) and  5.1(a)(ii),  for each Fiscal  Quarter and Fiscal Year of the
     -------------------------
     Borrower, and at any other time no later than ten (10) Business Days following a written request of the Administrative Agent, a duly completed Compliance Certificate, signed by the chief financial officer, treasurer or controller of the Borrower.

          (k) Notice of Litigation,  License, etc. Promptly upon learning of the
              ------------------------------------
     occurrence of any of the following, written notice thereof, describing the same and the steps being taken by the Borrower with respect thereto: (i) the institution of, or any adverse determination in, any litigation, arbitration proceeding or governmental proceeding which could, if adversely determined, be reasonably expected to have a Material Adverse Effect and which is not Ordinary Course Litigation,(ii) the commencement of any dispute which might lead to the modification, transfer, revocation, suspension or termination of this Agreement or any Credit Document or (iii) any event which could be reasonably expected to have a Material Adverse Effect.

          (l)  Insurance  Reports.  Within five (5) Business  Days of receipt of
               ------------------
     such notice by the Borrower, written notice of any cancellation or material adverse change in any material Insurance Policy carried by the Borrower.

          (m)  Updated   Schedules.   From  time  to  time,  and  in  any  event
               -------------------
     concurrently  with  delivery  of the  financial  statements  under  Section
                                                                         -------
     5.1(a)(i) and (ii),  revised  Schedules  4.1, 4.7, and 4.10, if applicable,
     ---------     ----                       --------      -----
     showing changes from the Schedules previously delivered.
                              ---------

          (n)  Other  Information.  From  time to time  such  other  information
               ------------------
     concerning the Borrower as the Administrative Agent or any Lender through the Administrative Agent may reasonably request.

SECTION 5.2    Corporate Existence;  Foreign  Qualification.  Do and cause to be
               --------------------------------------------
done at all times all things necessary to (a) maintain and preserve the corporate existence of the Borrower and each of its Subsidiaries, (b) be, and ensure that the Borrower and each of its Subsidiaries is, duly qualified to do business and be in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary unless the failure to be so qualified would not have a Material Adverse Effect, and (c) do or cause to be done all things necessary to preserve and keep in full force and effect the Borrower's corporate existence.

SECTION 5.3    Books,  Records  and  Inspections.  (a)  Maintain,  and cause its
               ---------------------------------
Subsidiaries to maintain materially complete and accurate books and records in accordance with GAAP and SAP, (b) permit access at reasonable times by the Administrative Agent to its books and records, (c) permit the Administrative Agent or its designated representative to inspect at reasonable times its properties and operations, and (d) permit the Administrative Agent to discuss its business, operations and financial condition with its officers and its independent accountants.

SECTION 5.4    Insurance. Maintain Insurance Policies to such extent and against
               ---------
such hazards and liabilities as is required by law.

SECTION 5.5    Taxes and  Liabilities.  Pay, and cause each  Subsidiary  to pay,
               ----------------------
when due all material taxes, assessments and other material liabilities except as contested in good faith and by appropriate proceedings with respect to which reserves have been established, and are being maintained, in accordance with GAAP if and so long as such contest could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.6    Compliance with Laws. Comply, and cause each Subsidiary to comply
               --------------------
(a) with all federal and local laws, rules and regulations related to its businesses (including, without limitation, the establishment of all insurance reserves required to be established under SAP and applicable laws restricting the investments of the Borrower and its Subsidiaries), and (b) with all Contractual Obligations binding upon it, except where failure to so comply would not in the aggregate have a Material Adverse Effect on the Borrower.

SECTION 5.7    Maintenance of Permits.  Maintain,  and cause each  Subsidiary to
               ----------------------
maintain, all permits, licenses and consents as may be required for the conduct of its business by any federal or local government agency or instrumentality except where failure to maintain the same could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.8    Conduct of Business. Engage, and cause each Subsidiary to engage,
               -------------------
primarily in the same business or businesses described in the Borrower's 2000 Annual Report.

SECTION 5.9    Use of Letters of Credit.  The Borrower shall request  letters of
               ------------------------
credit only to support its obligations under Reinsurance Agreements.

SECTION 5.10   Further   Assurances.   Promptly   upon   the   request   of  the
               --------------------
Administrative Agent, the Borrower shall execute, acknowledge, deliver and record and do any and all such further acts and deeds as the Administrative Agent may reasonably request from time to time in order to insure that the obligations of the Borrower hereunder are secured by a first priority perfected interest in the assets of the Borrower stated to be pledged pursuant to the Security Agreement and to perfect and maintain the validity, effectiveness and priority of the Security Agreement and the Liens intended to be created thereby.

                                   ARTICLE VI.

                               NEGATIVE COVENANTS

          Until the LC Obligations and all other Obligations are paid in full and until the Final Maturity Date, the Borrower agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

SECTION 6.1    Net Worth.  Not permit  the Net Worth of (a) the  Borrower  to be
               ---------
less than $400,000,000 and (b) the Parent to be less than $325,000,000.

SECTION 6.2    Unencumbered  Reserve  Requirement.  Not permit  the Fair  Market
               ----------------------------------
Value of the Unencumbered Assets to be less than the greater of (x) $30,000,000 and (y) an amount equal to the amount which would represent the impact of a 150 basis point increase in the interest rates on the Borrower's Investments.

SECTION 6.3    Debt. Not, and not permit any Subsidiary to, incur any Debt
               ----
other than (a) Debt under this Agreement; (b) Purchase Money Debt provided the aggregate principal amount outstanding at any time does not exceed $500,000; (c) Debt pursuant to Capitalized Leases provided such Leases do not cover any property other than property acquired in connection therewith and the aggregate principal amount of all such Debt outstanding at any time does not exceed $1,500,000; (d) Hedging Obligations entered into in the ordinary course of business in order to hedge currency, commodity or interest rate risks, and not for purposes of speculation; (e) Debt for issued, but undrawn, letters of credit which have been issued to reinsurance cedents in the ordinary course of business; and (f) Debt not included in paragraphs (a) through (e) which does not exceed at any time, in the aggregate, $1,000,000.

SECTION 6.4    Mergers,  Consolidations  and  Sales.  Not,  and not  permit  any
               ------------------------------------
Subsidiary to, (a) merge or consolidate, (b) purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or any partnership or joint venture interest in, any other Person provided that the Borrower may make any such purchase or acquisition provided (i) no Default or Event of Default has occurred and is continuing or would result from such purchase or acquisition, (ii) the Borrower provides the Lenders with a pro forma Compliance Certificate giving effect to such purchase or acquisition and (iii) the aggregate purchase price of all such purchases and acquisitions after the date hereof does not exceed $75,000,000, or (c) sell, transfer, convey or lease all or any substantial part of its assets, other than (i) any sale, transfer, conveyance or lease in the ordinary course of business, (ii) any sale or assignment of receivables or (iii) any sale, transfer, conveyance or lease not in the ordinary course of business provided the aggregate fair market value of all such sales, transfers, conveyances or leases after the date hereof does not exceed $75,000,000.

SECTION 6.5    Other  Agreements.  Not enter into any agreement  containing  any
               -----------------
provision which would be violated or breached by the performance of obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith.

SECTION 6.6    Transactions with Affiliates.  Not, and not permit any Subsidiary
               ----------------------------
to, enter into, or cause, suffer or permit to exist, directly or indirectly, any arrangement, transaction or contract with any of its Affiliates unless such arrangement, transaction or contract is on an arm's length basis.

SECTION 6.7    Liens.  Not  create  or  permit  to  exist,  nor allow any of its
               -----
Subsidiaries to create or permit to exist, any Lien with respect to any assets now or hereafter existing or acquired, except the following: (i) Liens for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (ii) easements, party wall agreements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary course of the business of such Person; (iii) Liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits and Liens pursuant to letters of credit or other security arrangements in connection with such insurance or benefits, (iv) mechanics', workers', materialmen's, landlord liens and other like Liens arising in the ordinary course of business in respect of obligations which are not delinquent or which are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (v) Liens listed on Schedule 6.7 in effect
                                                          ------------
on the date hereof; (vi) attachments, judgments and other similar Liens for sums not exceeding $5,000,000 (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay and has accepted a tender of defense and indemnification without reservation of rights);
(vii) attachments, judgments and other similar Liens for sums of $5,000,000 or more (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay and has accepted a tender of defense and indemnification without reservation of rights) provided the execution or other enforcement of such Liens is effectively stayed and claims secured thereby are being actively contested in good faith and by appropriate proceedings and have been bonded off; (viii) Liens on cash and Investments (other than Collateral) pursuant to trusts or other security arrangements in connection with Reinsurance Agreements and Liens securing Debt permitted under
Section 6.3(e); (ix) Liens in favor of the Administrative  Agent for the benefit
--------------
of the Lenders; (x) Purchase Money Liens securing Purchase Money Debt permitted under Section 6.3(b); (xi) any interest or title of a lessor in assets subject
      ---------------
to any Capitalized Lease or operating lease which is permitted under this Agreement; and (xii) Liens not permitted by any other clause of this Section 6.7
                                                                     -----------
securing Debt in an aggregate amount not to exceed $250,000, provided any Liens granted (other than Liens pursuant to Section 6.7(ix)) do not extend to any
                                          ----------------
Collateral  and after giving  effect to all Liens under clauses  (viii)  through
                                                        ---------------
(xii),  there are  Unencumbered  Assets  sufficient  to ensure  compliance  with
-----
Section 6.2.
-----------

SECTION 6.8    Restrictions On Negative Pledge Agreements.  Not create, incur or
               ------------------------------------------
assume any agreement to which it is a signatory, other than this Agreement which places any restrictions upon the right of the Borrower to sell, pledge or otherwise dispose of any material portion of its properties now owned or hereafter acquired (other than with respect to property secured by Liens permitted under Section 6.7) except for such restrictions imposed under this Agreement or by federal or state laws upon the right of the Borrower to sell, pledge or otherwise dispose of securities owned by it.

SECTION 6.9    Dividends,  Etc.  Not (a) declare or pay any  dividends on any of
               ---------------
its Capital Stock, (b) purchase or redeem any Capital Stock of Parent or any of its Subsidiaries or any warrants, options or other rights in respect of such stock, or (c) set aside funds for any of the foregoing, except that the Borrower may declare or pay dividends on any of its Capital Stock provided no Default or Event of Default has occurred and is continuing on the date of or would result from such declaration or payment.

SECTION 6.10   Eligible Investments. The Borrower shall not permit:
               --------------------

          (a) the minimum weighted average credit quality rating of the Eligible Investments to be less than AA/Aa2 or the equivalent; or

          (b) the Eligible Investments to exceed the Concentration Limits;

provided,  however,  that the Borrower shall not be in violation of this Section
6.10 if such violation occurs as a result of a change in the Fair Market Value or ratings of such Eligible Investments (as opposed to a change in the makeup of such Eligible Investments) unless such deficiency exists for thirty days.


                                  ARTICLE VII.

                       EVENTS OF DEFAULT AND THEIR EFFECT

SECTION 7.1    Events of Default.  Each of the  following  shall  constitute  an
               -----------------
Event of Default under this Agreement:

          (a) Non-Payment of Credit  Extension.  Default in the payment when due
              --------------------------------
     of any Reimbursement Obligation.

          (b)  Non-Payment of Interest,  Fees,  etc.  Default,  and  continuance
               -------------------------------------
     thereof for three (3) Business Days, in the payment when due of fees or of any other amount payable hereunder or under the Credit Documents.

          (c)  Non-Payment  of Other Debt.  (i) Default in the payment  when due
               --------------------------
     (subject to any applicable grace period), whether by acceleration or otherwise, of any other Debt of, or guaranteed by, the Borrower if the aggregate amount of Debt of the Borrower which is accelerated or due and payable, or which (subject to any applicable grace period) may be accelerated or otherwise become due and payable, by reason of such default or defaults is $5,000,000 or more, or (ii) default in the performance or observance of any obligation or condition with respect to any such other Debt of, or guaranteed by, the Borrower if the effect of such default or defaults is to accelerate the maturity (subject to any applicable grace period) of any such Debt of $5,000,000 or more in the aggregate or to permit the holder or holders of such Debt of $5,000,000 or more in the aggregate, or any trustee or agent for such holders, to cause such Debt to become due and payable prior to its expressed maturity.

          (d) Other Material  Obligations.  Except for obligations covered under
              ---------------------------
     other  provisions of this Article VII,  default in the payment when due, or
                               -----------
     in the performance or observance of, any material obligation of, or material condition agreed to by, the Borrower with respect to any material purchase or lease obligation of $5,000,000 or more (unless the existence of any such default is being contested by the Borrower in good faith and by appropriate proceedings and the Borrower has established, and is maintaining, adequate reserves therefor in accordance with GAAP) which default continues for a period of 30 days.

          (e) Bankruptcy,  Insolvency,  etc. (i) Parent or the Borrower  becomes
              ------------------------------
     insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; (ii) there shall be commenced by or against any of such Persons any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, supervision, conservatorship, liquidation, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, rehabilitation, conservation, supervision, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, obligations or liabilities, or (B) seeking appointment of a receiver, trustee, custodian, rehabilitator, conservator, supervisor, liquidator or other similar official for it or for all or any substantial part of its assets, in each case which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) if filed against such Person, remains undismissed, undischarged or unstayed for a period of 60 days; or (iii) there shall be commenced against any of such Persons any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any of such Persons shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause(ii) or (iii)
                                                              ---------    -----
     above; or (v) any Governmental Authority shall issue any order of conservation, supervision or any other order of like effect relating to any of such Persons.

          (f) Financial  Statements.  Failure by the Borrower to comply with its
              ----------------------
     covenants set forth in Section 5.1 and continuance of such failure for five Business Days after notice thereof from the Administrative Agent.

          (g)  Specific  Defaults.  Failure by the  Borrower  to comply with its
                -----------------
     covenants  set forth in  Sections  5.9,  6.1,  6.3,  6.4,  6.6,  6.7(viii),
                              -------------   ---   ---   ---   ---   ---------
     6.7(ix), 6.7(x), 6.7(xi), 6.7 (xii), 6.8 or 6.9.
     -------  ------  -------  --------   ---    ---

          (h) Non-compliance  With Other Provisions.  Failure by the Borrower to
              -------------------------------------
     comply with or to perform any provision of this Agreement or the other Credit Documents (and not constituting an Event of Default under any of the other provisions of this Article VII) and continuance of such failure for 30 days after notice thereof from the Administrative Agent to the Borrower.

          (i) Warranties  and  Representations.  Any warranty or  representation
              --------------------------------
     made by or on behalf of the Borrower herein or in any Credit Document is inaccurate or incorrect or is breached or false or misleading in any material respect as of the date such warranty or representation is made; or any schedule, certificate, financial statement, report, notice, or other instrument furnished by or on behalf of Borrower to the Administrative Agent or the Lenders is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

          (j)  Employee  Benefit  Plans.  The  Borrower  establishes  any  Plan.
               ------------------------

          (k) Credit  Documents.  The  Security  Agreement  or any other  Credit
              -----------------
     Document shall cease to be in full force and effect with respect to the Borrower, the Borrower shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of the Security Agreement, any action shall be taken by or on behalf of the Borrower or any Affiliate thereof to discontinue any of the Credit Documents or to contest the validity, binding nature or enforceability of any thereof or the Administrative Agent shall fail to have a first priority perfected Lien on any collateral granted under the Security Agreement.

          (l) Change in Control. A Change in Control occurs.
              -----------------

          (m) Judgments. A final judgment or judgments which exceed an aggregate
              ---------
     of $5,000,000 (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay and has accepted a tender of defense and indemnification without reservation of rights) shall be rendered against the Borrower and shall not have been discharged or vacated or had execution thereof stayed pending appeal within 60 days after entry or filing of such judgment(s).

SECTION 7.2    Effect of Event of Default.  If any Event of Default described in
               --------------------------
Section 7.1(e) shall occur,  all  Obligations  shall become  immediately due and
--------------
payable, and the Borrower shall become immediately obligated to deliver to the Administrative Agent cash collateral in an amount equal to the outstanding LC Obligations all without notice of any kind; and, in the case of any other Event of Default, the Administrative Agent may, and upon the written request of the Required Lenders shall, terminate the Commitments hereunder and declare all or any portion of the Obligations to be due and payable, and/or demand that the
Borrower immediately deliver to the Administrative Agent Cash and Cash Equivalents in an amount equal to 102% of the outstanding LC Obligations whereupon the Commitments shall terminate and all or such portion of the Obligations shall become immediately due and payable, and/or demand that the Borrower immediately deliver to the Administrative Agent Cash and Cash Equivalents in an amount equal to the outstanding LC Obligations all without further notice of any kind. The Administrative Agent shall promptly advise the Borrower of any such declaration but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect as an Event of Default of any event described in Section 7.1(a) may not be waived
                                               ---------------
except by consent of all of the Lenders and acknowledged by the Administrative Agent in writing.

SECTION 7.3    LC Collateral Account.
               ---------------------

          (a) If at any time after the Borrower has been required to deposit amounts in the LC Collateral Account pursuant to Section 2.13, the Administrative Agent determines that the amount on deposit in the LC Collateral Account is less than the amount of the outstanding LC Obligations at such time, the Administrative Agent may demand the Borrower to deposit, and the Borrower shall, upon such demand and without any further notice, pay to the Administrative Agent for deposit in the LC Collateral Account, funds necessary to cure any shortfall.

          (b) The Administrative Agent may, at any time or from time to time, after funds are deposited in the LC Collateral Account apply such funds to the payment of the Obligations then due and payable by the Borrower to the Fronting Bank, the Lenders or the Administrative Agent under the Credit Documents.

          (c) Neither the Borrower nor any Person claiming on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the LC Collateral Account until all of the Obligations have been indefeasibly paid in full, the Commitments have been terminated and all Letters of Credit have been terminated or expired, at which time any funds remaining in the LC Collateral Account shall be returned by the Administrative Agent to the Borrower.

                                  ARTICLE VIII.

                                   CONDITIONS

SECTION 8.1    Conditions to Occurrence of the  Amendment  Effective  Date.  The
               -----------------------------------------------------------
occurrence of the Amendment Effective Date shall be subject to receipt by the Administrative Agent of all of the following, each duly executed and dated the Amendment Effective Date (or such earlier date as shall be satisfactory to the Administrative Agent), each in form and substance satisfactory to the Administrative Agent (with sufficient copies for each Lender):

          (a) This Agreement. This Agreement executed by each party thereto.
              --------------

          (b) [Intentionally Omitted]

          (c)  Organization  Documents,  Resolutions.  Certified  copies  of the
               -------------------------------------
     Organization Documents of the Borrower (or a statement that such Organization Documents have not been amended since February 25, 2000) and resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance, respectively, of those documents and matters required of it with respect to this Agreement or the other Credit Documents.

          (d) Incumbency and Signatures.  A certificate of an Authorized Officer
              -------------------------
     certifying the names of the individual or individuals authorized to sign this Agreement and the other Credit Documents, together with a sample of the true signature of each such individual. (The Lenders may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein.)

          (e)  Opinion of  Counsel.  An  opinion  of  counsel  of the  Borrower,
               -------------------
     addressed to the Administrative Agent, the Fronting Bank, the LC Administrator and the Lenders from each of (i) Akin, Gump, Strauss, Hauer & Feld, L.L.P., New York counsel to the Borrower and (ii) Conyers, Dill and Pearman, Bermuda counsel to the Borrower, each in form and substance satisfactory to the Administrative Agent.

          (f) Certificate.  Certificate of an Executive  Officer dated as of the
              -----------
     Amendment Effective Date stating that: (i) that there are no material insurance regulatory proceedings pending or threatened against the Borrower in any jurisdiction; (ii) no Default or Event of Default exists or will result from the initial Credit Extension; and (iii) there has occurred since December 31, 2000, no event or circumstance that has resulted or in the judgement of such Executive Officer could reasonably be expected to result in a Material Adverse Effect.

          (g)  Other.  Such  other  documents  as the  Administrative  Agent may
               -----
     reasonably request.


SECTION 8.2    Conditions  to  All  Credit  Extensions.  The  obligation  of the
               ---------------------------------------
Lenders to make all Credit Extensions shall be subject to the prior or concurrent satisfaction (in form and substance satisfactory to the Administrative Agent) of each of the conditions precedent set forth below:

          (a) LC Application/Borrowing Base Certificate. The Borrower shall have
              -----------------------------------------
     delivered a LC Application and a Borrowing Base Certificate calculated for both Tranche A and Tranche B as of the most recent Business Day.

          (b) No Default.  No Default  shall have  occurred and be continuing or
              ----------
     will result from the making of the Credit Extensions and no Default shall have occurred and be continuing under the Credit Documents or will result from the making of the Credit Extensions.

          (c)   Warranties   and   Representations.   (i)  All   warranties  and
                ----------------------------------
     representations  contained in this Agreement (other than Section 4.2 except
                                                              -----------
     in the case of the initial Credit Extension) shall be true and correct in all material respects as of the date of any Credit Extension, with the same effect as though made on the date of and concurrently with the making of such Credit Extension (except where such representation speaks as of specified date) and (ii) all covenants contained herein and in such documents to be performed by each of the parties thereto (other than the Administrative Agent or the Lenders) prior to the date of any Credit Extension shall have been performed.

          (d)  Litigation.  (i) No litigation  (including,  without  limitation,
               ----------
     derivative actions), arbitration, governmental investigation or proceeding or inquiry shall be, on the date of any Credit Extension, pending, or to the knowledge of the Borrower, threatened which seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or to obtain material relief as a result of, the transactions contemplated hereunder or, in the reasonable opinion of the Required Lenders, could be reasonably expected to be materially adverse to any of the parties to this Agreement and which is not Ordinary Course Litigation, and (ii) in the reasonable opinion of the Required Lenders, no material adverse development shall have occurred in any litigation (including, without limitation, derivative actions), arbitration, government investigation or proceeding or inquiry disclosed in Schedule 4.2 which is likely to have a Material
                             -------------
     Adverse Effect.


          (e) Fees.  The fees  referred  to in  Section  2.14  which are due and
              ----                              -------------
     payable on or prior to the Amendment Effective Date or the date of any Credit Extension shall have been paid to the Administrative Agent, where applicable, for the benefit of the Lenders.

          (f) Material  Adverse Effect.  There shall not have occurred any event
              ------------------------
     which, in the reasonable judgment of the Required Lenders, constitutes a Material Adverse Effect.

                                   ARTICLE IX.

                            THE ADMINISTRATIVE AGENT

SECTION 9.1    Appointment and Authorization.
               -----------------------------

          (a) Each Lender hereby irrevocably  (subject to Section 9.9) appoints,
                                                          -----------
     designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Credit Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Credit Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Credit Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Administrative Agent.

          (b) The LC Administrator shall act on behalf of the Lenders with respect to any Letters of Credit issued by the Lenders and the documents associated therewith and shall have all of the benefit and immunities provided to the Agent in this Article IX with respect to any acts taken or omissions suffered by such LC Administrator in connection with Letters of Credit issued by the Lenders or proposed to be issued by the Lenders and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent", as used in this Article IX, included the LC Administrator with respect to such acts or omissions.

SECTION 9.2    Delegation of Duties. The Administrative Agent may execute any of
               --------------------
its duties under this Agreement or any other Credit Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

SECTION 9.3    Liability  of  Administrative  Agent.  None of the  Agent-Related
               ------------------------------------
Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Credit Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Credit Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Credit Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document, or for any failure of the Borrower or any other party to any Credit Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Affiliates.

SECTION 9.4    Reliance by Administrative Agent.

          (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper
     Person  or  Persons,  and upon  advice  and  statements  of  legal  counsel
     (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders (and all the Lenders if required pursuant to Section 10.1) as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Credit Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

          (b) For purposes of determining compliance with the conditions specified in Section 8.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

SECTION 9.5    Notice of Default.  The Administrative  Agent shall not be deemed
               -----------------
to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of LC Advances, interest and fees required to be paid to the Administrative Agent for the account of the LC Administrator, the Fronting Bank or the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Article VII; provided, however, that
                                           -----------  --------   -------
unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

SECTION 9.6    Credit  Decision.  Each  Lender  acknowledges  that  none  of the
               ----------------
Agent-Related Persons has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of any of the Agent-Related Persons.

SECTION 9.7    Indemnification.  Whether  or not the  transactions  contemplated
               ---------------
hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Credit Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent.

SECTION 9.8    Administrative  Agent  in  Individual  Capacity.   BofA  and  its
               -----------------------------------------------
Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Affiliates as though BofA were not the Administrative Agent or the LC Administrator hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Borrower or its Affiliates
(including information that may be subject to confidentiality obligations in favor of the Borrower) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Credit Extensions, BofA shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent or the LC Administrator, and the terms "Lender" and "Lenders" include BofA in its individual capacity.

SECTION 9.9    Successor Administrative Agent. The Administrative Agent may, and
               ------------------------------
at the request of the Required Lenders shall, resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall be approved by the Borrower. If no successor agent is appointed prior to the Amendment Effective Date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article IX and
                                                                 -----------
Sections  10.4 and 10.5 shall inure to its  benefit as to any  actions  taken or
--------------     ----
omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Administrative Agent unless BofA shall also simultaneously be replaced as "LC Administrator" hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA.

SECTION 9.10   Withholding Tax. Each of the Lenders and the Administrative Agent
               ---------------
(i) represents and warrants that on the date hereof (or, if later, the date it becomes a party to this Agreement) that under applicable law and treaties no U.S. withholding tax will be required to be withheld with respect to any payments to be made by the Borrower hereunder, (ii) agrees to furnish to the Administrative Agent and the Borrower on or before the first scheduled payment date after the Amendment Effective Date, a United States Internal Revenue Service Form W-8BEN and W-9 or Form W-8ECI and W-8, as appropriate (or successor forms) properly completed and executed and (iii) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

          (a) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Lender, such Lender agrees to notify the Administrative Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrower to such Lender. To the extent of such percentage amount, the Administrative Agent will treat such Lender's IRS Form 1001 as no longer valid.

          (b) If any Lender claiming exemption from United States withholding tax by filing IRS Form W-8EC1 with the Administrative Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

          (c) If any Lender is entitled to a reduction in the applicable withholding tax, the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by Section (a) of this Section are not delivered to the Administrative Agent, then the Administrative Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

          (d) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this Section shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

SECTION 9.11   Co-Agents.  None of the Lenders  identified on the facing page or
               ---------
signature pages of this Agreement as a "co-agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as a "co-agent" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE X.

                                  MISCELLANEOUS

SECTION 10.1   Amendments  and Waivers.  No amendment or waiver of any provision
               ------------------------
of this Agreement or any other Credit Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Administrative Agent at the written request of the Required Lenders) and the Borrower and acknowledged by the Administrative Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent
                 --------   -------
shall, unless in writing and signed by all the Lenders and the Borrower and acknowledged by the Administrative Agent, do any of the following:

          (a) increase or extend the Commitment to issue Letters of Credit or the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 7.2) or extend the expiry date of any Letter of Credit to a date after the Final Maturity Date;

          (b) postpone or delay any date fixed by this Agreement or any other Credit Document for any payment of LC Advances, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Credit Document;

          (c) reduce the amount of, or the rate of interest specified herein on, any Reimbursement Obligation, or any fees or other amounts payable hereunder or under any other Credit Document;

          (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the LC Obligations which is required for the Lenders or any of them to take any action hereunder;

          (e) release the Security Agreement or release all or a substantial part of the Collateral granted thereunder except in accordance with the terms thereof; or

          (f) amend this Section, or any provision herein providing for consent or other action by all Lenders;

and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Credit Document and no amendment of any provision relating to the LC Administrator shall be effective without the written consent of the LC Administrator. Notwithstanding the foregoing the Fee Letter may be amended, or rights of privileges thereunder waived, in writing, executed by the parties thereto.

SECTION 10.2   Notices. All notices,  requests and other communications shall be
               -------
               in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Borrower by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 10.2, and (ii) shall be followed promptly
                            -------------
               by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 10.2; or, as directed to the Borrower or the
                          --------------
               Administrative Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent.

          (a) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or, if delivered, upon delivery, except that notices pursuant to Article II or IX shall not be effective until actually received by the Administrative Agent and/or the LC Administrator, as applicable.

          (b) Any agreement of the Administrative Agent, the LC Administrator and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Administrative Agent, the LC Administrator and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Administrative Agent, the LC Administrator and the Lenders shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Administrative Agent, the LC Administrator or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Obligations shall not be affected in any way or to any extent by any failure by the Administrative Agent, the LC Administrator and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent, the LC Administrator and the Lenders of a confirmation which is at variance with the terms understood by the Administrative Agent, the LC Administrator and the Lenders to be contained in the telephonic or facsimile notice.

SECTION 10.3   No Waiver;  Cumulative  Remedies.  No failure to exercise  and no
               --------------------------------
               delay in exercising, on the part of the Administrative Agent, the LC Administrator or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

SECTION 10.4   Costs and Expenses. The Borrower shall:
               ------------------


          (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Administrative Agent and LC Administrator) within ten Business Days after demand for all costs and expenses incurred by BofA (including in its capacity as Administrative Agent and LC Administrator), in connection with the negotiation, preparation, delivery, syndication, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Credit Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by BofA (including in its capacity as Administrative Agent) with respect thereto; and

          (b) pay or reimburse the Administrative Agent, the Lenders and the LC Administrator within ten Business Days after demand for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Credit Document during the existence of an Event of Default or after acceleration of the Obligations (including in connection with any "workout" or restructuring regarding the Obligations, and including in any insolvency proceeding or appellate proceeding) provided that the parties shall to the extent of common interests use a single counsel.

SECTION 10.5   Indemnity.  Whether or not the transactions  contemplated  hereby
               ---------

are consummated, the Borrower shall indemnify and hold the Agent-Related Persons and each Lender and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless
                                                   ------------------
from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Obligations and the termination, resignation or replacement of the Administrative Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Credit Extensions or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities");
                                                      -----------------------
provided,   that  the  Borrower  shall  have  no  obligation  hereunder  to  any
--------
Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

SECTION 10.6   Payments  Set Aside.  To the  extent  that the  Borrower  makes a
               -------------------
payment to the Administrative Agent, the Fronting Bank or the Lenders, or the Administrative Agent, the Fronting Bank or the Lenders exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the Fronting Bank or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its Percentage of any amount so recovered from or repaid by the Administrative Agent.

SECTION 10.7   Successors and Assigns. The provisions of this Agreement shall be
               ----------------------
               binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent, the Fronting Bank and each Lender.

SECTION 10.8   Assignments, Participations, etc.

          (a) Any Lender may, with the written consent of the Borrower (at all times other than during the existence of an Event of Default) and the Administrative Agent, which consents shall not be unreasonably withheld, and the Fronting Bank, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Borrower or the Administrative Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the
                             --------
     LC Obligations, the Commitments and the other rights and obligations of such Lender hereunder, provided, however, that (w) the aggregate principal
                             -----------------
     amount of the Commitment assigned by any Lender to someone other than another Lender shall be in a minimum amount of $5,000,000 (or if less, the entire Commitment then held by such Lender), (x) after giving effect to any such assignment by a Lender, the aggregate amount of the Commitments and/or LC Obligations held by such assigning Lender is at least $5,000,000 (unless such Lender has assigned the entire Commitment and LC Obligations then held by it), (y) after giving effect to any such assignment by a Lender, the Assignee Percentage under the Tranche A Commitment and Tranche B Commitment is the same and the Percentage of the assignor Lender under the Tranche A Commitment and the Tranche B Commitment is the same, and (z) the Assignee provides the Administrative Agent and the Borrower with the form specified in Section 9.10. The Borrower and the Administrative Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Administrative Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrower and the Administrative Agent an Assignment and Acceptance in the form of Exhibit C ("Assignment
                                                         ----------   ----------
     and  Acceptance") and (iii) the assignor Lender or Assignee has paid to the
      --------------
     Administrative Agent a processing fee in the amount of $3,500.

          (b) From and after the date that the Administrative Agent notifies the assignor Lender that it has received (and provided its consent with respect
     to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Credit Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Credit Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Documents.

          (c) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.
                                              --- -----

          (d) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of the Borrower (a "Participant")
                                                                   -----------
     participating interests in any LC Obligations, the Commitment of that Lender and the other interests of that Lender (the "originating Lender")
                                                           -------------------
     hereunder and under the other Credit Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrower and the Administrative Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Credit Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Credit Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in the first proviso to Section 10.1.
                                                -----  -------    -------------
     In the case of any such participation, the Participant shall be entitled to the benefit of Sections 3.1, 3.3 and 10.5 to the extent the Lender selling
                    ------------- ---     ----
     such participation would be so entitled as though it were also a Lender hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. All participations shall be pro rata among such Lender's Tranche A Commitment and Tranche B Commitment.

          (e) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any LC Obligation held by it in favor of any Federal Reserve Lender in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

SECTION 10.9   Confidentiality.  Each  Lender  agrees  to take and to cause  its
               ---------------
Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Borrower and provided to it by the Borrower, or by the Administrative Agent on such Borrower's behalf, under this Agreement or any other Credit Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this
Agreement and the other Credit Documents or in connection with other business now or hereafter existing or contemplated with the Borrower; except to the extent such information (a) was or becomes generally available to the public other than as a result of disclosure by the Lender, or (b) was or becomes available on a non-confidential basis from a source other than the Borrower, provided that such source is not bound by a confidentiality agreement with the Borrower known to the Lender; provided, however, that any Lender may disclose such information (i) at the request or pursuant to any requirement of any Governmental Authority to which the Lender is subject or in connection with an examination of such Lender by any such authority; (ii) pursuant to subpoena or other court process; (iii) when required to do so in accordance with the provisions of any applicable Requirement of Law; (iv) to the extent reasonably required in connection with any litigation or proceeding to which the Administrative Agent, any Lender or their respective Affiliates may be party;
(v) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Credit Document; (vi) to such Lender's independent auditors and other professional advisors; (vii) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder; (viii) as to any Lender or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrower is party or is deemed party with such Lender or such Affiliate; and (ix) to its Affiliates which are either such Lender's parent or it or its parent's wholly owned Subsidiary or, with the prior written consent of the Borrower which shall not be unreasonably withheld, its other Affiliates.

SECTION 10.10  Set-off.  In addition  to any rights and  remedies of the Lenders
               -------
provided by law, if an Event of Default exists or the Obligations have been accelerated, the Fronting Bank and each Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, the Fronting Bank and such Lender to or for the credit or the account of the Borrower against any and all Obligations owing to the Fronting Bank and such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent the Fronting Bank and such Lender shall have made demand under this Agreement or any Credit Document and although such Obligations may be contingent or unmatured. The Fronting Bank and each Lender agree promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Person; provided, however, that the failure to give
                                   --------   -------
such notice shall not affect the validity of such set-off and application.

SECTION 10.11  Notification  of  Addresses,  Lending  Offices,  Etc. Each Lender
               -----------------------------------------------------
shall notify the Administrative Agent in writing of any changes in the address to which notices to the Lender should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Administrative Agent shall reasonably request.

SECTION 10.12  Counterparts.  This  Agreement  may be  executed in any number of
               ------------
separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

SECTION 10.13  Severability. The illegality or unenforceability of any provision
               ------------
of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

SECTION 10.14  No Third Parties  Benefitted.  This Agreement is made and entered
               ----------------------------
into for the sole protection and legal benefit of the Borrower, the LC Administrator, the Fronting Bank, the Lenders, the Administrative Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Credit Documents.

SECTION 10.15  Governing Law and Jurisdiction.
               ------------------------------

          (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK PROVIDED THAT THE ADMINISTRATIVE AGENT, THE LC ADMINISTRATOR AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE FRONTING BANK, THE LC ADMINISTRATOR AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE FRONTING BANK, THE LC ADMINISTRATOR AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT
                                                ---------------------
     MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE BORROWER, THE ADMINISTRATIVE AGENT, THE FRONTING BANK, THE LC ADMINISTRATOR AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID OR BY ANY OTHER MEANS PERMITTED BY NEW YORK OR FEDERAL LAW.

SECTION 10.16  Waiver of Jury Trial.  THE BORROWER,  THE LC  ADMINISTRATOR,  THE
               --------------------
FRONTING BANK, THE LENDERS AND THE ADMINISTRATIVE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, THE LC ADMINISTRATOR, THE FRONTING BANK, THE LENDERS AND THE ADMINISTRATIVE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER CREDIT DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

SECTION 10.17  Currency Indemnity. If, for the purposes of obtaining judgment in
               ------------------
any court in any jurisdiction with respect to any Credit Document, it becomes necessary to convert into the currency of such jurisdiction (the "Judgment
                                                                        --------
Currency")  any amount due under any Credit  Document in any currency other than
--------
the Judgment Currency (the "Currency Due"), then conversion shall be made at the
                            ------------
rate of exchange prevailing on the Business Day before the day on which judgment is given. For this purpose, "rate of exchange" means the rate at which the Administrative Agent is able, on the relevant date, to purchase the Currency Due with the Judgment Currency in accordance with its normal practice at its main branch in San Francisco, California. In the event that there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given and the date of payment of the amount due, the Borrower will, on the day of payment, pay such additional amount, if any, or be entitled to receive reimbursement of such amount, if any, as may be necessary to ensure that the amount paid on such date is the amount in the Judgment Currency which when converted at the rate of exchange prevailing on the date of payment is the amount then due under any Credit Document in the Currency Due. If the amount of the Currency Due which the Administrative Agent is so able to purchase is less than the amount of the Currency Due originally due to it, the Borrower shall indemnify and save the Administrative Agent harmless from and against loss or damage arising as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from the other obligations contained in any Credit Document, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Administrative Agent from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under any Credit Document or under any judgment or order.

SECTION 10.18  Service of Process.  On or prior to the Amendment Effective Date,
               ------------------
the Borrower shall appoint CT Corporation System (the "Process Agent"), with an office on the date hereof at 111 8th Avenue, New York, New York 10011, United States, as its agent to receive on its behalf and its property service of copies of the summons and complaints and any other process which may be served in any such action or proceeding, provided that a copy of such process is also mailed by registered or certified mail, postage prepaid, to the Borrower at its address specified pursuant to Section 10.2. Such service may be made by mailing or
                        -------------
delivering a copy of such process to the Borrower in care of the Process Agent at the Process Agent's above address, and the Borrower hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. The Borrower agrees to indemnify the Process Agent in connection with all matters relating to its appointment as agent of the Borrower for such purposes, to enter into any agreement relating to such appointment which such Process Agent may customarily require, and to pay such Process Agent's customary fees upon demand. As an alternative method of service, the Borrower also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Borrower at its address specified pursuant to Section 10.2. Nothing in this Section 10.18 shall affect
                       -------------                  -------------
the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Borrower, or any of its properties in the courts of any other jurisdiction.

SECTION 10.19  Entire Agreement. This Agreement,  together with the other Credit
               ----------------
Documents, embodies the entire agreement and understanding among the Borrower, the LC Administrator, the Fronting Bank, the Lenders and the Administrative Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

               MAX RE LTD.



               By:
                      ----------------------------------------------------------
               Title:
                      ----------------------------------------------------------

                   BANK OF AMERICA, NATIONAL
                   ASSOCIATION, as
                   Administrative Agent, LC
                   Administrator, Fronting
                   Bank and Lender


                   By:
                      --------------------------------------------------------
                   Title:
                         -----------------------------------------------------

                   FLEET NATIONAL BANK


                   By:
                       -------------------------------------------------------
                   Title:
                         -----------------------------------------------------

                   CITIBANK, N.A.


                   By:
                      --------------------------------------------------------
                   Title:
                         -----------------------------------------------------



                                                    SCHEDULE 1.1

                                                CONCENTRATION LIMITS


                                                  Limitation per                      Limitation per
                                            Issue (as Percentage                Issuer (as Percentage
                                                   of all such                         of all such
Eligible Investments                         Eligible Investments)              Eligible Investments)
--------------------                         ---------------------              ---------------------
ABS                                          7.5%                                        N/A

Corporate/Municipal                          N/A                                         7.5%
Securities

MBS (Non Agency CMOs)                        5%                                          7.5%

G7 Securities                                N/A                                         7.5%




                                          SCHEDULE 1.2

                                   BORROWING BASE CALCULATION

Eligible Investments                                 Applicable Percentage of Fair Market Value
--------------------                                 ------------------------------------------

Cash and Cash Equivalents                            98%

Government Debt with maturities                      98%
of more than one year but less
than five year

Government Debt with maturities                      95%
of five years or more

MBS (Agency Pass-Throughs) rated                     90%
AA- by S&P or Aa3 by Moody's or
better

MBS (Agency CMOs) rated AA- by                       90%
S&P or Aa3 by Moody's or better

MBS (Non-Agency CMOs) rated AAA                      90%
by S&P or Aaa by Moody's

MBS (Non-Agency CMOs) rated AA-                      87.5%
by S&P or Aa3 by Moody's or better

ABS                                                  95%

G7 Securities issued by the Governments              95%
of Germany or the United Kingdom

G7 Securities issued by the Governments              93%
of France, Japan or Canada

G7 Securities issued by the Government               92%
of Italy

Corporate/Municipal Securities rated                 94%
AAA by S&P or Aaa by Moody's

Corporate/Municipal Securities rated at              93%
least AA- by S&P or Aa3 by Moody's

Corporate/Municipal Securities rated at              92%
A- by S&P or A3 by Moody's


                                       SCHEDULE 2.1

                                        COMMITMENTS

                                Tranche A              Tranche B
Lender                          Commitment             Commitment            Percentage
------                          ----------             ----------            ----------
Bank of America,                $ 90,000,000           $10,000,000           33.333333334%
National Association

Fleet National Bank             $ 90,000,000           $10,000,000           33.333333333%

Citibank, NA                    $ 90,000,000           $10,000,000           33.333333333%
                                ------------           -----------           -------------


         TOTAL                  $270,000,000           $30,000,000          100.000000000%

                                  SCHEDULE 4.1

                                  JURISDICTIONS


Max Re Ltd
----------
Bermuda

Max Re Europe Limited
---------------------

Ireland

                                  SCHEDULE 4.2
                                  ------------

                                   LITIGATION


None

                                  SCHEDULE 4.7
                                  ------------

                                    LOCATIONS


Ascot House
Hamilton, Bermuda

Max Re Europe Limited
Commerzbank House
Guild St 1 FFC
Dublin, 1
Ireland

                                  SCHEDULE 4.9

                                  SUBSIDIARIES


Max Re Europe Limited

                                  SCHEDULE 4.10

                               INSURANCE LICENSES


                 Bermuda licence for General Business Insurance


Borrower is licensed as a Class IV, General and long-term Insurer in Bermuda, which allows writing of all property, casualty, life, and health lines.


Max Re Europe Limited has applied for a reinsurance license in Ireland and such application is currently awaiting approval.

                                  SCHEDULE 6.7

                                      LIENS


None

                                  SCHEDULE 10.2

                                    ADDRESSES

LENDING OFFICES,
----------------
ADDRESSES FOR NOTICES
---------------------


BANK OF AMERICA, NATIONAL ASSOCIATION,
-------------------------------------
as Administrative Agent, Fronting Bank,
LC Administrator and Lender

Lending Letter of Credit Office:

231 South LaSalle Street
Letter of Credit Operations/#1580
Chicago, Illinois  60697
Attention:        Manager - Standby Letter of Credit Unit
Facsimile:        (312) 987-6828

Notices (other than notices of Credit Extensions):

Bank of America, National Association
231 South LaSalle Street
Chicago, Illinois  60697
Attention:        Debra Basler
Telephone:        (312) 828-3734
Facsimile:        (312) 987-0889

FLEET NATIONAL BANK
-------------------

Notices:

Fleet National Bank
Mail Code CT MO 0250
777 Main Street
Hartford, CT 06115
Attention:        Anson Harris
Telephone:        (860) 986-7518
Facsimile:        (860) 986-1264

CITIBANK, N.A.
--------------

Notices:

Citibank, N.A.
388 Greenwich Street
22nd Floor
New York, New York 10013
Attention:        Mike A.  Taylor
Telephone:        (212) 816-4033
Facsimile:        (212) 816-4144



MAX RE LTD.
----------

Notices:

Max Re Ltd.
P.O. Box HM 2565
Ascot House
28 Queen Street
Hamilton, Bermuda
Attention:        Keith Hynes, Chief Financial Officer
Telephone:        (441) 296-8800
Facsimile:        (441) 296-8811